Registration No. 33-45122

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 15

and

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 15

Panorama Plus Separate Account

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

140 Garden Street, Hartford, CT 06154

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 1-800-234-5606

Robert Liguori

Senior Vice President and Co-General Counsel

C.M. Life Insurance Company

140 Garden Street

Hartford, Connecticut 06154

Approximate date of proposed public offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐    immediately upon filing pursuant to paragraph (b) of Rule 485

☒    on May 1, 2005 pursuant to paragraph (b) of Rule 485

☐    60 days after filing pursuant to paragraph (a) of Rule 485

☐    on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	General Information

18	Distribution; Experts; Custodian

19	Purchase of Securities Being Offered

20	Distribution

21	Not applicable

22	Annuity Units and Unit Values

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company

Panorama Plus Separate Account

Panorama Plus Variable Annuity

This prospectus describes the Panorama Plus variable annuity contract offered by C.M. Life Insurance Company. We will issue this contract as an individual or a group flexible premium deferred variable annuity depending on the state where we issue the contract. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include the general account that is subject to an interest rate factor adjustment, as well as the following funds which are offered through our separate account, Panorama Plus Separate Account.

American Century® Variable Portfolios, Inc.

•	American Century VP Income & Growth Fund

Fidelity® Variable Insurance Products Fund

•	VIP Contrafund® Portfolio (Initial Class)

Oppenheimer Variable Account Funds

•	Oppenheimer Core Bond Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer Money Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA
•	Panorama Government Securities Portfolio
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

T. Rowe Price Equity Series, Inc.

•	T. Rowe Price Mid-Cap Growth Portfolio*

*Unavailable in contracts issued on or after May 1, 2004.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Plus contract. To learn more about the Panorama Plus contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2005. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 32 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved this contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2005.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	8

Accumulation Unit	13

Annuitant	9

Annuity Income Date	21

Annuity Options	22

Annuity Payments	22

Annuity Service Center	1

Annuity Unit Value	22

Free Withdrawals	20

Income Phase	21

Interest Rate Factor Adjustment	20

Non-Qualified	26

Purchase Payment	10

Qualified	26

Separate Account	11

Tax Deferral	8

Window Period	20

Index of Special Terms

Highlights

The Prospectus and the Contract.  This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. You may review a copy of the contract upon request.

We no longer sell the contract. However, you may continue to make purchase payments to your contract.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 15 calendar days after we issue it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a surrender charge, interest rate factor adjustment, contract maintenance fee or premium tax. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If your state requires it or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Surrender Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a surrender charge if you withdraw all of or any part of the contract value. We will deduct this charge on the business day we receive your written request for a withdrawal. The surrender charge is 5% of the amount withdrawn for the first five contract years and 0% thereafter.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	that come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from any annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when owning or surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time you surrender the contract. There is no charge for transfers among investment choices. We do not deduct a sales charge when we receive a purchase payment, but we may assess a surrender charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current	Maximum
Surrender Charge
(as a percentage of amount withdrawn)	0%—5%*	5%*

*Surrender Charge Schedule
Contract Year	1	2	3	4	5	6 and later
Percentage of Amount Withdrawn	5%	5%	5%	5%	5%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

	Current	Maximum
Contract Maintenance Fee	$30	$60

Separate Account Annual Expenses
(as a percentage of average account value)
	Current	Maximum
Mortality and Expense Risk Charge	1.07%	1.25%
Administrative Expense Charge	0.07%	0.25%

Total Separate Account Annual Expenses	1.14%	1.50%

Table of Fees and Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2004. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.48%	1.08%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2004.

Investment Management Fees and Other Expenses

Fund Name	Management Fees		Other Expenses	12b-1 Fees	Total Fund Operating Expenses
American Century VP Income & Growth Fund	0.70%	[1]	0.00%	—	0.70%
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%		0.11%	—	0.68%	[2]
Oppenheimer Core Bond Fund/VA3	0.72%		0.03%	—	0.75%
Oppenheimer International Growth Fund/VA	1.00%		0.08%	—	1.08%
Oppenheimer Main Street Fund®/VA	0.66%		0.01%	—	0.67%
Oppenheimer Money Fund/VA	0.45%		0.03%	—	0.48%
Panorama Government Securities Portfolio	0.53%		0.32%	—	0.85%
Panorama Growth Portfolio	0.63%		0.03%	—	0.66%
Panorama Total Return Portfolio	0.63%		0.03%	—	0.66%
T. Rowe Price Mid-Cap Growth Portfolio[4]	0.85%		0.00%	—	0.85%

1 Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as fund assets increase.

2 A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.66%. These offsets may be discontinued at any time.

3 Prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA.

4 Unavailable in contracts issued on or after May 1, 2004.

(See the fund prospectuses for more information.)

In addition to the expenses indicated in the Table of Fees and Expenses, we apply an interest rate factor adjustment to the amount of your contract value in the general account that is subject to surrender charge if you make a full or partial withdrawal during the accumulation phase. We also apply an interest rate factor adjustment on the annuity income date if you apply the general account balance to a variable annuity option. We do not apply an interest rate factor adjustment if the amount withdrawn is a free withdrawal amount, or the withdrawal is made during a window period. The adjustment does not apply to contracts issued to Pennsylvania’s residents. The interest rate factor adjustment may increase or decrease the general account balance withdrawal proceeds, however it will never result in a payment upon withdrawal that is lower than if the guaranteed rate had been 3%.

Table of Fees and Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently the income phase is not available until the end of the 5th contract year).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply, and
•	that you selected one of two sub-accounts: 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$796	$1,353	$1,484	$3,134	$284	$871	$1,484	$3,134
Sub-account with minimum total operating expenses	$738	$1,178	$1,178	$2,528	$223	$687	$1,178	$2,528

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently the income phase is not available until 5 months after you purchase your contract).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the Table of Fees and Expenses apply, and
•	that you selected one of two sub-accounts: 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$751	$1,220	$1,251	$2,676	$237	$731	$1,251	$2,676
Sub-account with minimum total operating expenses	$693	$1,043	$939	$2,040	$176	$545	$939	$2,040

The examples using current expenses reflect an annual contract maintenance fee of $30 as an annual charge of 0.096%. The examples using maximum expenses reflect the annual contract maintenance fee of $60 as an annual charge of 0.193%. These charges are based on an anticipated average contract value of $31,100.

The examples do not reflect any premium taxes.    However, premium taxes may apply.

There is an accumulation unit value history in Appendix A—Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table of Fees and Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Life provides life insurance and annuities to individuals and institutions. MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

The Panorama Plus Deferred Variable Annuity Contract

General Overview

We no longer sell the contract. But you may continue to make purchase payments to your contract.

This annuity is a contract between “you”, the owner and “us”, C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You elect the income period beginning on a date you designate that is at least 5 years in the future from the date we issued your contract. The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include ten funds and the general account. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you elect as well as the interest we credit on the general account.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you elect for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

We may issue the contract as an individual or group flexible premium deferred variable annuity. In those states where we issue a group contract, we issue a certificate to individuals. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and forwarding an initial purchase payment to us. The certificate we issue to a participant indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant as owner may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of a certificate under a group Panorama Plus deferred variable annuity and the owner of an individual Panorama Plus deferred variable annuity have the same rights and benefits. As a result, the term “contract” means either an individual Panorama Plus deferred variable annuity or a certificate issued under the group Panorama Plus deferred variable annuity.

The Company/General Overview

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed your 85th birthday as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the annuity income date, you continue as the owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed his/her 85th birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity income date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person.

Contingent Annuitant

You may name a contingent annuitant if the owner of the contract is different than the annuitant. If the annuitant dies before the annuity income date, the contingent annuitant will receive all benefits otherwise due the annuitant, providing he/she has not passed his/her 85th birthday on the date the annuitant died.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

After we receive proof of death, the beneficiary has the exclusive right to:

•	appoint a contingent beneficiary who would succeed to the beneficiary’s interest if the beneficiary dies; and

•	make transfers under the contract.

Ownership of the Contract

Additional Purchase Payments

You can make additional purchase payments to your contract. However, additional payments of less than $50 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on the annuitant’s age when we issued the contract. The maximum amount is:

•	$1 million up to the annuitant’s 76th birthday; or

•	$500,000 if the annuitant is age 76 or older.

You may make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to:

First Class Mail

MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Overnight Mail

MassMutual Financial Group

ASC Hub - L058

1295 State Street

Springfield, MA 01111

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

CM Life Insurance Co.

Account 323956297

Ref: (Annuity Contract #)

Name: (Your Name)

We have the rights to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Payments through AIP may be as little as $40 per month. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

You may maintain contract value in a maximum of 10 investment choices at any one time. Therefore, you may maintain contract value in a maximum of 10 funds at any one time or 9 funds and the general account at any one time.

Once we receive your purchase payment and the necessary information at our Annuity Service Center, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

After the first contract year, we limit the amount of money that you may allocate to the general account in any one contract year to the greater of:

•	$25,000; or

•	125% of the average annual purchase payments you have allocated to the general account during the last 5 contract years, or all years, if your contract is less than 5 years old.

This restriction does not apply during the window period.

Additional Purchase Payments

Investment Choices

The Separate Account

We established a separate account, Panorama Plus Separate Account, to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Connecticut insurance law on September 25, 1991. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

C.M. Life owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

The separate account is currently divided into multiple sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

You may maintain contract value in a maximum of 10 investment choices at any one time. Therefore, you may maintain contract value in a maximum of 10 funds at any one time or 9 funds and the general account at any one time.

The Funds

The contract offers the following funds. We may add or eliminate funds.

Investment Funds in which the Sub- Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
American Century® Variable Portfolios, Inc.
American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500® Index[1] by investing in stocks of companies with strong expected returns.
Fidelity® Variable Insurance Products (“VIP”) Fund
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Variable Account Funds
Oppenheimer Core Bond Fund/VA2	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income with a secondary objective to seek capital appreciation when consistent with its primary objective.
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities.
Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.
Panorama Government Securities Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income with a high degree of safety of principal, by investing primarily (at least 80% of its net assets, plus borrowings, under normal market conditions) in U.S. government securities and U.S. government-related securities.
Panorama Growth Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return.
Panorama Total Return Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Mid-Cap Growth Portfolio[4]	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index[3].
1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	Prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA.
3	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.
4	Unavailable in contracts issued on or after May 1, 2004.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Investment Choices

Compensation We Receive From Advisers

We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this contract and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable contracts”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.30%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses – Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. For a list of the funds whose advisers currently pay such compensation, visit massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

The compensation that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The General Account

Amounts that you allocate to the general account become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract.

You can also make transfers of your contract value into the general account. You do not participate in the investment performance of the assets in the general account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

Any part of your contract value that is held in the general account is subject to an interest rate factor adjustment. We explain the interest rate factor adjustment later in this prospectus. See the “Interest Rate Factor Adjustment” sub-section in the “Expenses” section of this prospectus and Appendix B to this prospectus for further information.

Contract Value

Your contract value is the sum of your value in the separate account and the general account.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

Investment Choices/Contract Value

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment to the funds, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of one accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Core Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Core Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Core Bond Fund/VA.

Minimum Contract Value

You must maintain a minimum contract value of $250 during the accumulation phase of your contract. If you fail to do so, we may, upon 60 days notice, return your contract value less any applicable fees or charges. Your contract will continue in force if you make purchase payments that restore your contract value to the minimum contract value within 60 days of the notice date.

Transfers and Transfer Programs

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

We reserve the right to restrict the transfer privilege or to eliminate it entirely.

Transfers During the Accumulation Phase

You, or the beneficiary if a death benefit has become payable, may transfer all or part of the assets in a fund or the general account. You can make a transfer to or from the general account and to or from any fund. We currently do not impose a fee on transfers during the accumulation phase. However, we reserve the right to charge a fee in the future.

The following rules apply to any transfer during the accumulation phase:

1.	The minimum amount that you may transfer is $100.

2.	The total amount that you may transfer to or from the general account is limited to the greater of:

•	$25,000, or

•	30% of the general account balance at the end of the previous contract year.

3.	We only allow transfers between competing accounts during the window period. For this purpose, we consider the general account and the Oppenheimer Money Fund/VA “competing accounts”.

The window period is the last 30 days of each 5-year period. The 5-year period begins on the date you allocate contract value or a purchase payment to the general account.

4.	We restrict other transfers involving any competing account for certain periods:

•	for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

Contract Value/Transfers and Transfer Programs

•	for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

5.	You may maintain contract value in a maximum of 10 investment choices at any one time. Therefore, you may maintain contract value in a maximum of 10 funds at any one time or 9 funds and the general account at any one time. If you want to transfer contract value to an eleventh investment choice, you must transfer 100% of your contract value from one or more of your current investment choices.

6.	We will apply an interest rate factor adjustment to any amount that you transfer from the general account unless the transfer occurs during the window period.

Your transfer is effective on the business day at the accumulation unit value next determined after we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the contract value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Transfers and Transfer Programs

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase you may make only 1 transfer of your value in the separate account each contract year. We do not permit transfers to or from the general account. We currently do not impose a fee on transfers during the income phase. However, we reserve the right to charge a fee in the future.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from the general account or a elected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

We offer 3 Dollar Cost Averaging Programs.

1.	Fixed dollar amount transfers from one fund to one or more other fund(s). The minimum transfer amount is $100.

2.	Fixed dollar amount transfers from the general account to one or more fund(s) except the Oppenheimer Money Fund/VA. The minimum transfer is $100.

You may elect this option only during the accumulation phase at the time of your initial purchase payment into the general account or on your contract anniversary date. We must receive your written request or request over the telephone to elect this option at least 5 business days before your contract anniversary.

We limit the amount you may transfer from the general account as follows:

•	In the initial contract year, you may transfer the greater of:

a)	30% of your initial purchase payment, or

b)	$25,000.

•	In subsequent contract years, you may transfer the greater of:

a)	30% of your contract value in the general account at the end of the previous contract year, or

b)	$25,000.

3.	Transfers of interest from the general account to any fund(s) except the Oppenheimer Money Fund/VA. You must have at least $5,000 in the general account on each transfer date to participate in this option. We waive the $100 minimum transfer amount for this option.

You may elect this option only:

•	at the time you make the initial purchase payment to the general account, or

•	in subsequent years, on your contract’s anniversary date.

Transfers and Transfer Programs

We do not allow you to make additional transfers from the general account while Dollar Cost Averaging Options 2 or 3 are in effect, unless your contract is in the window period.

You can choose the frequency at which we make the dollar cost averaging transfers, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date on which you would like the first dollar cost averaging transfer to occur. However, if we receive your fully completed election form or your request over the telephone at our Annuity Service Center less than 5 business days from the date you elect for your first dollar cost averaging transfer, we may defer the first transfer for one month. If you do not elect a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or your request over the telephone. You may make changes to your election, including termination of the program, by written request or request over the telephone.

The Dollar Cost Averaging Option will terminate:

•	if you withdraw your total contract value;

•	if we have made the last transfer you elected;

•	if there is insufficient contract value to make the transfer;

•	upon payment of the death benefit;

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date;

•	if for option 3, your contract value in the general account falls below $5,000; or

•	if you begin receiving annuity payments.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value. The contract does not provide a death benefit after you withdraw your full contract value.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and the general account. The minimum amount that you may withdraw from the separate account or general account is $100 unless your partial withdrawal is a required minimum distribution. We require that after you make a partial withdrawal you keep at least $250 in the contract. Partial withdrawals are subject to a surrender charge.

When you make a total withdrawal you will receive your contract value:

•	less any applicable surrender charge;

•	less any applicable premium tax;

•	less any contract maintenance fee, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We also apply the interest rate factor adjustment to amounts withdrawn from the general account, unless you withdraw amounts during the window period.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow total withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

Transfers and Transfer Programs/Withdrawals

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Currently, we do not charge for this program, but we reserve the right to charge in the future.

You may elect to begin the Systematic Withdrawal Program on or after your first contract anniversary. You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals—Requests by Telephone section of this prospectus.

The systematic withdrawal program is not available if you purchased the contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization.

We will begin systematic withdrawals on the date you elect as long as we receive a fully completed written request or your request over the telephone at least 5 business days prior to the date you elected. If the start date you elect is less than 53 days after we receive your fully completed written request or request over the telephone, we may postpone the start of your systematic withdrawals for one month. If you do not elect a start date, we will automatically begin systematic withdrawals within 5 business days after we receive your request.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	if your contract value is below $250;

•	upon payment of the death benefit;

•	if we process the last withdrawal you elected;

•	if your value in a elected fund or the general account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments;

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next scheduled withdrawal date.

The Systematic Withdrawal Program is available only during the accumulation phase. Withdrawals in excess of your free withdrawal amount may be subject to a surrender charge and interest rate factor adjustment.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Withdrawals

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative expense charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.07% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount which is 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Expense Charge

This charge is equal, on an annual basis, to 0.07% of the daily value of the contracts invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance fee, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the combined total of the administrative expense charge and the mortality and expense risk charge will never exceed 1.50%.

Contract Maintenance Fee

We deduct $30 from your contract as a contract maintenance fee on the last day of each contract year during the accumulation phase and, if you fully withdraw your contract value. We may increase this charge, but it will not exceed $60 per year. Subject to state regulations, we will deduct the annual contract maintenance fee proportionately from the investment choices you have elected. For contracts issued to Pennsylvania residents, we will calculate this fee as a pro rata portion of the balance in each fund.

We will not deduct the contract maintenance fee after your contract begins the income phase. We do not expect to profit from this fee.

Surrender Charge

We do not deduct a sales charge when we receive a purchase payment. However, if you withdraw all of or any part of the contract value during the first 5 contract years, we may assess a surrender charge on the amount you withdraw that exceeds the free withdrawal amount. The surrender charge is 5% of the amount withdrawn. We use this charge to cover certain expenses relating to the sale of the contract. We will deduct any surrender charge as of the business day we receive your written request.

If you withdraw:

•	from more than one investment choice, we will deduct the surrender charge proportionately from the amounts remaining in the investment choice(s) you elected.

Expenses

Expenses

•	the total value from an investment choice, we will deduct the surrender charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire contract value, we will deduct the surrender from the contract value. You will receive a check for the net amount.

In addition to the free withdrawals described later in this section, we will not impose a surrender charge under the following circumstances:

•	If you cancel the contract during the 15 day free look period.

•	If you withdraw the entire contract value on the annuity income date.

•	If you take a partial or full withdrawal during the window period or after the first 5 contract years.

•	If we pay a death benefit.

•	If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs) and Tax Sheltered Annuities (TSAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	If you surrender your contract before April 30, 2006, and the proceeds of the surrender are used to purchase a new group annuity issued by MassMutual. The group annuity may be subject to charges upon surrender.

•	Upon payment of a minimum required distribution related to this contract that exceeds the free withdrawal amount;

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

C.M. Life guarantees that the aggregate surrender charge will never exceed 8.5% of the total purchase payments made. Further information about how the surrender charge is calculated can be found in the Statement of Additional Information.

Free Withdrawals

Beginning in the second contract year, you may withdraw an amount without incurring a surrender charge or an interest rate factor adjustment. The maximum you may withdraw without penalty is 10% of your contract value as of the end of the previous contract year. You may take this 10% in multiple withdrawals each contract year.

Window Period

The window period is the last 30 days of each 5-year period during which you have contract value in the general account. The 5-year period begins on the date you allocate contract value or a purchase payment to the general account. During this window period, you may surrender or transfer to any fund, part or all of your contract value in the general account without incurring a surrender charge or an interest rate factor adjustment. During the window period you may also surrender all or part of your contract value in the separate account without incurring a surrender charge.

Interest Rate Factor Adjustment

Except during the window period, we will apply an interest rate factor adjustment:

•	to any amount that you partially or fully withdraw (including transfers) from the general account during the accumulation phase, or

•	to any amount from the general account that you apply to a variable annuity option at the beginning of the income phase.

We base the interest rate factor adjustment on the interest rates payable on U.S. Treasury securities. This means that generally, if rates on U.S. Treasury securities are higher when you withdraw than when you made the payment, a negative adjustment will be applied to the amount you withdraw. This could result in your receiving an amount lower than the amount of your purchase payment(s). However, application of the interest rate factor adjustment will never result in a payment upon withdrawal that is lower than if the

Expenses

guaranteed rate had been 3%. If rates on U.S. Treasury securities are lower when you withdraw than when you made the payment, a positive adjustment will be applied to the amount you withdraw. This could result in your receiving an amount higher than the amount of your purchase payment(s).

We do not apply the interest rate factor adjustment during the window period or to free withdrawal amounts. Also, we do not apply the interest rate factor adjustment to contracts we issue to Pennsylvania residents.

See Appendix B to this prospectus for further information.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or when you fully withdraw your contract value. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

We currently do not impose a fee on transfers during the accumulation phase or the income phase.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several options. You can choose the month and year in which those payments begin. We call that date the annuity income date. Your annuity income date cannot be earlier than 5 years after you buy the contract.

You choose your annuity income date and annuity option when you purchase your contract. You can change either at any time before the annuity income date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you elected Annuity Option B with 10 years of payments guaranteed.

The latest annuity income date that you may elect is the annuitant’s 90th birthday. Unless you indicate otherwise, we will make annuity payments to the annuitant. After the annuitant dies, we will make any remaining guaranteed annuity payments to the beneficiary.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity income date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you elect a combination of both, you must indicate which part of your contract value we should apply to the fixed and variable payment options. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the general account will be applied to a fixed payout.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than

Expenses/The Income Phase

$100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax- qualified contract no later than the beginning date required by the Internal Revenue Service. Such distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the Required Minimum Distribution Rules of Internal Revenue Code section 401(a)(9). If your contract is an IRA, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following 4 things:

•	The value of your contract on the annuity date;

•	The deduction of premium taxes, if applicable;

•	The deduction of a surrender charge, if applicable;

•	The annuity option you select; and

•	The age and sex of the annuitant (and joint annuitant if a joint payment option is elected).

•	The application of an interest rate factor adjustment, if applicable;

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 6 things:

•	The value of your contract on the annuity date;

•	The deduction of premium taxes, if applicable;

•	The deduction of a surrender charge, if applicable;

•	The application of an interest rate factor adjustment, if applicable;

•	The annuity option you select;

•	The age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	An assumed investment rate (AIR) of 4% per year.

If you elect to have your contract value in the general account applied to a variable annuity, your first variable annuity payment amount will also reflect the interest rate factor adjustment.

Future variable payments will depend on the performance of the funds you elected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you elected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A – Life Income.  Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B – Life Income with Period Certain.  We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. At the time the annuitant elects the annuity payment option, he/she may give the beneficiary the right to elect a lump sum payment equal to the

The Income Phase

commuted value of the remaining guaranteed annuity payments.

Annuity Option C – Joint and Last Survivor Payments.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D – Joint and 2/3 Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E – Period Certain.  (not available as a variable income option) We will make periodic payments of a fixed amount for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. In most states, if you do not want payments to continue for the remainder of the specified period, you may elect to have an amount equal to the commuted value of the remaining guaranteed annuity payments paid as a lump sum or applied to another annuity option.

Annuity Option F – Special Income Settlement Agreement.  We will pay you in accordance with terms agreed upon in writing by both you and us.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Death Benefit

Death Benefit During

The Accumulation Phase

If you or the annuitant die before the annuity income date, we will pay a death benefit to your beneficiary once we receive due proof of death and the contract at our Annuity Service Center. However, if the annuitant dies before you and there is a contingent annuitant who is less than 85 years old on the annuitant’s date of death, we will not pay any death benefit. The contract will continue in force with the contingent annuitant as the annuitant.

We determine the amount of death benefit payable at the time of payment. If the deceased was less than age 75 at the time of death, we will pay the greater of:

•	the contract value, or

•	the total purchase payments, less any withdrawals and charges (including any previously assessed contract maintenance fees.)

Otherwise, we will base payments on the contract value at the time of payment. We will not apply a surrender charge, interest rate factor adjustment or the current contract year’s contract maintenance fee to any death benefit payment.

The death benefit options that are available depend on whether you and the annuitant are the same person.

Death Of Contract Owner

If you and the annuitant are not the same person and you die before the annuitant and before the annuity income date, one of the following scenarios applies:

1.	If your spouse is the beneficiary and survives you, he/she may elect only death benefit option A, B or C within 1 year after your death. If your spouse does not make a election within 1 year of your death, your spouse will become the contract owner.

A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit.

2.	If the beneficiary is a natural person and not your spouse, the beneficiary may elect only death benefit option B or C within 1 year after your death. If the beneficiary does not make a election within 1 year of your death, we will pay the beneficiary in a single sum at that time.

Income Phase/Death Benefit

3.	If the beneficiary is not a natural person, it may elect only death benefit option B or D within 1 year after your death.

4.	If no beneficiary survives you, we will declare the annuitant the beneficiary and scenario 1 or 2 above will apply. If no election is made within 1 year after your death, we will pay the death benefit in a single sum at that time.

If you, the contract owner, and the annuitant are the same person, and you die before the annuity income date, one of the following scenarios applies:

1.	If your spouse is the beneficiary, he/she may elect only death benefit option B, C or G within 1 year after your death. If your spouse does not make a election within 1 year after your death, he/she will become the contract owner and annuitant under the contract.

A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit.

2.	If the beneficiary is a natural person but not your spouse, the beneficiary may elect only death benefit option B or C within 1 year after your death. If the beneficiary does not make a election within 1 year after your death, we will pay the death benefit to the beneficiary in a single sum at that time.

3.	If the beneficiary is not a natural person, it may elect only death benefit option B or D within 1 year after your death. If the beneficiary does not make a election within 1 year after your death, we will pay the death benefit in a single lump sum at that time.

4.	If no beneficiary survives you, we will pay the death benefit in a single sum to your estate within 5 years after the date of your death. If your estate does not make an election within 1 year after your death, we will pay the death benefit in a single sum at that time.

Death Of Annuitant

If you and the annuitant are not the same person and:

•	the annuitant dies before you, and

•	the annuitant dies prior to the annuity income date, and

•	there is no contingent annuitant younger than age 85, or

•	if the contract owner is not a natural person,

one of the following scenarios applies:

1.	The beneficiary, if a natural person, may only elect death benefit option E or F within 1 year after the annuitant’s death. If the beneficiary does not make a election within 1 year after the annuitant’s death we will pay the death benefit to the beneficiary in a single sum at that time.

2.	If the beneficiary is not a natural person, it may only elect death benefit option D or E within 1 year after the annuitant’s death. If the beneficiary does not make a election within 1 year after the annuitant’s death, we will pay the death benefit in a single sum at that time.

3.	If no beneficiary survives the annuitant, we will consider you the beneficiary and preceding scenario 1 or 2 will apply.

Death Benefit Options

For purposes of these death benefit options, we determine life expectancy based on the tables in the Regulations, under Section 72 of the Code. The following death benefit options are available:

Option A – Become the contract owner;

Option B – Receive the death benefit as a single sum within 1 year after the contract owner’s death;

Option C – Receive the death benefit under any annuity option offered in the contract, provided the entire death benefit is distributed:

1.	within 5 years of the date of death; or

2.	over a period not extending beyond the life expectancy of the beneficiary; or

3.	over the life of the beneficiary.

If we are asked to pay the death benefit under Option C, scenario 2 or 3, we will pay the first installment within 1 year after the contract owner’s death.

Option D – Receive the death benefit under any annuity option offered in the contract, provided the entire death benefit is distributed within 5 years of the date of death;

Option E – Receive the death benefit as a single sum within 1 year after the annuitant’s death;

Option F – Receive the death benefit under any annuity option offered in the contract, provided the death benefit is distributed:

Death Benefit

1.	over a period not extending beyond the life expectancy of the beneficiary; or

2.	over the life of the beneficiary.

We will pay the first installment within 1 year after the annuitant’s death.

Option G – Become the contract owner and annuitant of the contract, just as if the beneficiary had always been the contract owner and annuitant.

The availability of certain death benefit options for tax-qualified contracts may be limited in order to comply with the required minimum distribution rules.

Death Of Annuitant On Or After The Annuity Income Date

If the annuitant dies on or after the annuity income date, any death benefit depends on the annuity option in effect on the annuitant’s date of death. We will distribute any remaining payments at least as rapidly as under the method of distribution being used as of the date of death.

If a beneficiary dies while receiving the benefits, we will pay any balance to the beneficiary’s estate in a lump sum. If no beneficiary survives the annuitant, we will pay any benefits to the estate of the last annuitant to die in a single sum.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural

Death Benefit/Taxes

person, you should consult a tax adviser to determine the tax impact.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

This contract is not designed to be used in ERISA-covered plans. C.M. Life will not sell this contract to qualified pension and profit sharing plans, SEPS, Section 457 deferred compensation plans or ERISA-covered TSA programs. The term “Qualified Plans” or “tax-qualified retirement plan” as used in this prospectus refers only to plans that have certain tax advantages under the Internal Revenue Code and does not denote ERISA-covered plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

Taxes

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), (403 Tax-Sheltered Annuities), 408 (Individual Retirement Annuities - IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	in the case of hardship.

Taxes

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any contract value as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of high learning before you:

•	terminated employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1/2

Withdrawals – 457(b) Deferred

Compensation Plans

Amounts may not be paid to a participant of a 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus and the statement of additional information related to qualified contracts contain more detailed information regarding these rules.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a US citizen nor resident in the US. We are required to withhold this tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of income from the distribution.

Other Information

Terminal Illness Benefit

Before your 75th birthday, you may elect a Terminal Illness Benefit. This benefit is not available in all states. We will require proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You, the annuitant or contingent annuitant may not be the licensed medical practitioner, nor can the medical practitioner be the parent, spouse or child of the contract owner, annuitant or contingent annuitant. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay on your contract.

We will not apply a surrender charge, interest rate factor adjustment or contract maintenance fee

Taxes/Other Information

with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit will terminate the contract.

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the surrender charge, the contract maintenance fee and all other separate account and contract level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the surrender charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, May 13, 1992, which they were not. Total return percentages include all fund level expenses, total separate account expenses and all contract level charges. The returns do not include premium taxes, if any. If premium taxes were included, returns would be less than those shown.

We may also calculate total return percentages which include all fund expenses and total separate account expenses. The total return percentages will not include the contingent deferred sales charge, annual maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

Related Performance

Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

Other Information

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the surrender charge. We may also use some of the payments that we receive from certain funds to help us make these cash and non-cash payments.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time that the initial purchase payment is transmitted by wire. Please contact your registered representative for more information.

Other Information

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Misstatement Of Age Or Sex

If the annuitant’s age or sex has been stated incorrectly, the annuity payment we will make is what is appropriate for the correct age and sex. After we correct the mistake, the annuitant will receive the sum of any underpayments within 30 calendar days. If we have made any overpayments, we will subtract the amount of the overpayments from the annuity payments(s) we make following the correction.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you have elected, and

•	add or eliminate sub-accounts.

Other Information

If we do so, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will give you notice of our intent to exercise one of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the general account for the period permitted by law but not for more than six months.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

Financial Statements

We have included our statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	C. M. Life Insurance Company

2.	Custodian

3.	The Separate Account

4.	Accumulation Unit Values

5.	Annuity Units and Unit Values

6.	Income Phase Transfer Formulas

7.	Surrender Charge Calculation

8.	Records, Reports and Services

9.	Distribution and Administration

10.	Purchase of Securities Being Offered

11.	Federal Tax Matters

12.	Experts

13.	Financial Statements

Other Information

To:	MassMutual

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for C.M. Life’s Panorama Plus.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A

Panorama Plus Separate Account

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004
Money Market	$1.10	$1.15	$1.19	$1.24	$1.29	$1.35	$1.39	$1.40	$1.39	$1.39
Government Securities	1.28	1.29	1.39	1.49	1.45	1.61	1.71	1.85	1.88	1.94
Income	1.31	1.32	1.42	1.50	1.46	1.54	1.64	1.76	1.86	1.94
Total Return	1.46	1.59	1.86	2.04	1.99	1.92	1.76	1.49	1.79	1.93
Growth	1.71	2.01	2.52	2.70	2.57	2.22	1.96	1.57	1.97	2.12
International Growth	1.25	1.40	1.50	1.77	2.63	2.35	1.76	1.24	1.85	2.15
Income & Growth[1]	N/A	N/A	N/A	N/A	1.11	0.98	0.89	0.71	0.91	1.01
Mid-Cap Growth[1],3	N/A	N/A	N/A	N/A	1.19	1.27	1.24	0.97	1.32	1.55
Contrafund[1]	N/A	N/A	N/A	N/A	1.14	1.06	0.92	0.82	1.04	1.19
Main Street[2]	N/A	N/A	N/A	N/A	1.11	1.01	0.89	0.72	0.90	0.97

Accumulation Units Outstanding

	Dec. 31, 1995	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004
Money Market	16,949,501	13,507,122	12,091,336	14,186,953	19,384,715	10,472,850	10,476,454	9,785,691	6,812,761	4,277,848
Government Securities	12,647,811	12,647,811	11,672,397	11,323,817	8,546,351	6,210,576	5,580,920	6,185,530	4,724,001	3,621,424
Income	20,617,764	22,192,539	21,424,948	22,174,564	16,661,593	10,814,373	9,800,180	8,346,078	7,101,171	5,662,157
Total Return	194,679,349	224,734,224	224,379,585	209,536,235	155,032,383	89,826,679	66,383,582	50,959,458	42,984,338	36,625,517
Growth	83,371,008	111,846,534	128,553,850	128,161,817	86,617,273	49,296,917	36,917,500	28,535,751	24,500,608	20,982,183
International Growth	31,322,974	40,507,658	44,128,995	41,761,023	33,381,406	28,595,060	21,601,968	16,412,127	13,680,649	12,064,614
Income & Growth[1]	N/A	N/A	N/A	N/A	32,447,776	32,637,999	24,735,233	19,193,086	15,778,648	13,686,933
Mid-Cap Growth[1],3	N/A	N/A	N/A	N/A	18,995,014	28,539,005	23,715,244	17,921,465	15,965,622	13,808,918
Contrafund[1]	N/A	N/A	N/A	N/A	45,292,817	50,364,591	38,604,489	28,754,720	24,576,719	21,459,883
Main Street[2]	N/A	N/A	N/A	N/A	9,952,682	26,213,877	21,673,148	16,832,647	14,389,314	12,795,137

1 Public offering commenced May 1, 1999.

2 Public offering commenced October 1, 1999.

3 Unavailable in contracts issued on or after May 1, 2004.

Prior to December 1, 1996, the Combined Financial Information reflected the Money Market and Income Sub-Accounts investment in the Money Market and Income Portfolios of Panorama Fund, respectively. On December 1, 1996, we substituted shares of the Oppenheimer Money Fund/VA and the Oppenheimer Bond Fund/VA for shares of Panorama Fund’s Money Market and Income Portfolios, respectively. Therefore, effective December 1, 1996, the Condensed Financial Information reflects the Money Market and Income Sub-Accounts’ investment in the Oppenheimer Money Fund/VA and the Oppenheimer Bond Fund/VA, respectively. As of April 29, 2005, the Oppenheimer Bond Fund/VA will be called the Oppenheimer Core Bond Fund/VA.

Appendix A

A-1

Appendix B – Interest Rate Factor Adjustment Calculation

Except during the window period or on free withdrawal amounts, we will apply an interest rate factor adjustment:

•	to any amount that you partially or fully withdraw (including transfers) from the general account during the accumulation phase, or

•	to any amount from the general account that you apply to a variable annuity option at the beginning of the income phase.

We base the interest rate factor adjustment on the interest rates payable on U.S. Treasury securities. This means that generally, if rates on U.S. Treasury securities are lower when you withdraw than when you made the payment, a positive adjustment will be applied to the amount you withdraw. This could result in your receiving an amount higher than the amount of your purchase payment(s).

If rates on U.S. Treasury securities are higher when you withdraw than when you made a payment, a negative adjustment could be applied to the amount you withdraw. That negative adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate had been 3%.

The interest rate factor adjustment will reflect the relationship between:

1.	the weighted average of U.S. Treasury Index Rates corresponding to aggregate purchase payments and transfers into the general account during the current five-year period (as adjusted for partial withdrawals or transfers out of the general account),

2.	the U.S. Treasury Index Rate which would be applicable during the time remaining in the current five-year period on the date of the withdrawal, and

3.	the time remaining in the current five-year period.

In general, if the weighted average of U.S. Treasury Index Rates corresponding to purchase payments and transfers during the current five- year period is lower than the U.S. Treasury Index Rate which would be applicable during the time remaining in the current five-year period, then the application of the interest rate factor adjustment will result in a lower payment upon withdrawal.

We do not apply the interest rate factor adjustment during the window period or to free withdrawal amounts. Also, we do not apply the interest rate factor adjustment to contracts we issue to Pennsylvania residents.

The partial withdrawal interest rate factor adjustment formula is:

(1 – 1/IRF) × (GAPW – GAF + GAPSC) = IRFA.

If you make a partial withdrawal, we do not apply an interest rate factor adjustment if the general account free withdrawal amount exceeds the general account portion of the partial withdrawal.

The full withdrawal interest rate factor adjustment formula is:

(IRF – 1) × (GAFW – GAF) = IRFA.

Where:

(GAPW) is the general account Partial Withdrawal Amount.

(GAFW) is the general account Full Withdrawal Amount.

(GAF) is the general account Free Withdrawal Amount.

(GAPSC) is the general account portion of the Partial Surrender Charge Amount determined as follows:

GAPSC = (GAPW – GAF) × 5%/95%, but not less than zero.

(IRF) is the Interest Rate Factor.

(IRFA) is the Interest Rate Factor Adjustment.

The interest rate factor is determined by the following formula:

IRF = MAX	((1 + Ta)(N/12)	GAFW 3%	)
	(1.003 + Tb)(N/12),	GAFW

Appendix B

Where:

(Ta) is the weighted average of the U.S. Treasury Index Rates which correspond to the purchase payments and/or transfers allocated to the general account during the current five-year period.

We determine the U.S. Treasury Index Rate corresponding to each such allocation by the number of full years and fractions thereof (but not less than 1 year) remaining from the date of the allocation until the end of the current five-year period. For purposes of determining the average of these rates, each U.S. Treasury Index Rate is weighted by the amount of the corresponding allocation (as adjusted to reflect any partial withdrawal and/or transfers from the general account subsequent to such allocation). We will treat the general account balance at the beginning of any five-year period as a new allocation for purposes of this calculation.

We shall adjust each allocation made prior to a partial withdrawal and/or transfer from the general account (other than the current withdrawal) by multiplying such allocation by the following fraction:

1 – PW/GAB

Where:

(PW) is the amount of the partial withdrawal and/or transfer from the general account made subsequent to the allocation,

(GAB) is the beginning general account balance on the date of the partial withdrawal and/or transfer from the general account,

We will calculate a separate adjustment for each prior partial withdrawal and/or transfer from the general account.

(Tb) is the U.S. Treasury Index Rate with a maturity equal to the number of full years and fractions thereof (but not less than 1 year) remaining in the current five-year period on the date of the partial or full withdrawal,

(N) is the number of whole months remaining in the current five-year period as of the date of the partial or full withdrawal (rounded down),

1.003 builds into the formula a factor representing our direct and indirect costs associated with liquidating general account assets in order to satisfy withdrawal requests or to begin making annuity income payments (to the extent the general account balance is applied to purchase a variable annuity). We have added this adjustment of .30% to the denominator of the formula because we anticipate that a substantial portion (more than half) of applicable general account portfolio assets will be in relatively illiquid private placement securities. Thus, in addition to direct transaction costs, if we must sell such securities (e.g., because of withdrawals), the market price may be lower because they are not registered securities. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative interest rate factor adjustment.

(GAFW3%) is the general account Full Withdrawal Amount calculated at 3% since the inception of the contract. If this amount would become negative during the calculation, it is set equal to zero.

(IRF) is the interest rate factor.

Examples

The following examples illustrate the calculation of the interest rate factor and the interest rate factor adjustment.

In the following examples, we apply the interest rate factor adjustment formula so as to produce only positive numbers, which we then add to, or subtract from, the withdrawal proceeds for full general account balance withdrawals, or the remaining general account balance for partial general account balance withdrawals. For example, if the interest rate factor is .7, then the interest rate factor adjustment calculation illustrated below will show 1-.7, rather than .7-1, to result in a positive number.

For all the following examples, we have assumed GAFW equals $50,000 and GAFW3% equals $45,000.

For examples 1 and 2, assume no change in interest rates.

1)	Assume a $50,000 general account balance at the beginning of the second five-year period, and a full withdrawal at that time.

Also, assume the U.S. Treasury Index Rate at that time is 7%.

THEN: IRF	=	(1.07)(5)	=	.9861

(1.073)(5)

Appendix B

Interest Rate Factor Adjustment [deducted from proceeds] =

(1 – .9861) × ($50,000 – $5,000) = $625.50.

2)	Assume a $50,000 general account balance at the beginning of the tenth contract year with a full withdrawal at that time.

Also, assume the U.S. Treasury Index Rate remains at 7% for all maturities.

THEN: IRF	=	1.07	=	.9972

1.073

Interest Rate Factor Adjustment [deducted from proceeds] =

(1 – .9972) × ($50,000 – $5,000) = $126.00.

For examples 3 and 4, assume a general account balance of $50,000 at the beginning of the seventh contract year.

3)	Assume a full withdrawal at the beginning of the seventh contract year:

a)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 5.40%.

(This is a decrease in rates of 1.60%). Then the IRF = 1.05

Interest Rate Factor Adjustment [added to products] =

(1.05 – 1) × ($50,000 – $5,000) = $2,250.

Thus, the actual amount of withdrawal proceeds paid =

$50,000 + $2,250 – $30 = $52,220.

Note: The contract maintenance fee ($30) applies to full withdrawals.

b)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 8.08%.

(This is an increase in rates of 1.08%). Then the IRF = .95

Interest Rate Factor Adjustment [deducted from proceeds] =

(1 – .95) × ($50,000 – $5,000) = $2,250.

Thus, the actual amount of withdrawal proceeds paid =

$50,000 – $2,250 – $30 = $47,720.

Note: The contract maintenance fee ($30) applies to full withdrawals.

4)	Assume a partial withdrawal of $10,000 at the beginning of the seventh contract year:

a)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 5.40%.

(This is a decrease in rates of 1.60%). Then the IRF = 1.05

Interest Rate Factor Adjustment =

{	1	-	1	}	× ($10,000 – $5,000) = $238.10.

1.05

Thus, the general account balance would be reduced by
$10,000 – $238.10 = $9,761.90.

b)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 8.08%.

(This is an increase in rates of 1.08%). Then the IRF = .95

Interest Rate Factor Adjustment =

{	1	-	1	}	× ($10,000 – $5,000) = $236.10.

.95

Thus, the general account balance would be increased by
$10,000 + $263.16 = $10,263.16.

The Applicability of the Interest Rate Factor Adjustment on Withdrawals

The following examples illustrate the impact of the interest rate factor adjustment together with the surrender charge on withdrawal proceeds. For examples 1 and 2, assume a general account balance of $50,000 at the beginning of the second contract year.

1)	Assume a full withdrawal at the beginning of the second contract year.

a)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 4.18%.

(This is a decrease in rates of 2.82%). Then the IRF = 1.10

Surrender Charge =
($50,000 – $5,000) × .05 = $2,250

Appendix B

Interest Rate Factor Adjustment =
(1.10 – 1) × ($50,000 – $5,000) = $4,500

Thus, the actual amount of withdrawal proceeds paid =
$50,000 – $2,250 + $4,500 – $30 = $52,220

Note: The contract maintenance fee ($30) applies to full withdrawals.

b)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 9.56%.

(This is an increase in rates of 2.56%). Then the IRF = .9

Surrender Charge =
($50,000 – $5,000) × .05 = $2,250

Interest Rate Factor Adjustment =
(1 – .9) × ($50,000 – $5,000) = $4,500

Thus, the actual amount of withdrawal proceeds paid =
$50,000 – $2,250 – $4,500 – $30 = $43,220

Note: The contract maintenance fee ($30) applies to full withdrawals.

2)	Assume a partial withdrawal of $10,000 at the beginning of the second contract year.

a)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 4.18%.

(This is a decrease in rates of 2.82%.) Then the IRF = 1.10

Surrender Charge =
($10,000 – $5,000) × .05/.95 = $263.16.

Interest Rate Factor Adjustment =

{	1	-	1	}	× ($10,000 –$5,000) = $478.47.

1.10

Thus, the general account balance will be reduced by:

$10,000 + $263.16 – $478.47 = $9,784.69

b)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 9.56%.

(This is an increase in rates of 2.56%.) Then the IRF = .90

Surrender Charge =
($10,000 – $5,000) × .05/.95 = $263.16

Interest Rate Factor Adjustment =
(1 – 1.90) × ($10,000 – $5,000 + $263.16) = $584.80

Thus, the general account balance will be reduced by:

$10,000 + $263.16 + $584.80 = $10,847.96

Appendix B

PANORAMA PLUS VARIABLE ANNUITY

C.M. LIFE INSURANCE COMPANY

(Depositor)

PANORAMA PLUS SEPARATE ACCOUNT

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectuses for the Panorama Plus variable annuity contract and for the underlying funds. You may obtain a copy of the prospectus dated May 1, 2005 by calling 1-800-272-2216 (press 2), or by writing to the MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

C.M. Life Insurance Company	2

Custodian	2

The Separate Account	2

Accumulation Unit Values	2

Annuity Units and Unit Values	3

Income Phase Transfer Formulas	4

Surrender Charge Calculation	5

Records, Reports and Services	5

Distribution and Administration	5

Purchase of Securities Being Offered	6

Federal Tax Matters	6

Experts	13

Financial Statements	final pages

1

C.M. LIFE INSURANCE COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Life provides life insurance and annuities to individuals and institutions. MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by C.M. Life as custodian of Panorama Plus Separate Account (the “Separate Account”).

THE SEPARATE ACCOUNT

The Separate Account was established as a separate account under the laws of the State of Connecticut, on September 25, 1991.

Under Connecticut law, the assets of the Separate Account are owned by C.M. Life, but they are held separately from the other assets of C.M. Life, and are not chargeable with liabilities incurred in any other business operation of C.M. Life (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains, and losses incurred on the assets in the sub-accounts of the Separate Account, whether or not realized, are credited to or charged against that sub-account, without regard to other income, gains or losses of any other investment account or sub-account of C.M. Life. Therefore, the investment performance of any sub-account is entirely independent of the investment performance of C.M. Life’s General Account assets or any other separate account maintained by C.M. Life.

The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a unit investment trust. It meets the definition of a “separate account” under the federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of C.M. Life.

ACCUMULATION UNIT VALUES

Accumulation Units.    Accumulation units are used to account for all amounts allocated to or withdrawn from the Separate Account. C.M. Life will determine the number of accumulation units of a sub-account purchased or canceled by dividing the net purchase payment allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit on the date of the transaction. The Separate Account balance will consist of the sum of the value of all accumulation units in all sub-accounts credited to the contract on the applicable valuation date.

Accumulation Unit Value.    The value of an accumulation unit in a sub-account on any valuation date is the product of (a) the value on the preceding valuation date and (b) the net investment factor for the sub-account for the valuation period just ended.

A Valuation Date is every day on which C.M. Life and the New York Stock Exchange (NYSE) are open for business, but shall not include any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission and/or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.

A Valuation Period is the period of time beginning on the day following any valuation date and ending on the next valuation date. A valuation period may be one day or more than one day.

2

Net Investment Factor    C.M. Life calculates the net investment factor for each sub-account as follows:

(ENAV + DIV-TAX) / BNAV - CHGS = net investment factor

Where:

(ENAV)	ending net asset value, (i.e., the net asset value per share of the sub-account’s investment in the appropriate fund for the valuation period just ended).

(DIV)	dividends, (i.e., any dividend per share declared on behalf of the fund that has an ex-dividend date within the valuation period just ended. This includes both income and capital gain dividends).

(TAX)	taxes, (i.e., the reserve for taxes per share on realized and unrealized capital gains or losses of such fund within the valuation period just ended (a negative number represents a tax credit)).

(BNAV)	beginning net asset value, (i.e., the net asset value per share of the sub-account’s investment in such fund at the beginning of the valuation period just ended).

(CHGS)	applicable charges, (i.e., the accumulated mortality and expense risk charge and administrative expense charge for each day in the valuation period just ended (which will not exceed 1.50% on an annual basis)).

Example:

The following example illustrates the calculation of accumulation unit value:

Net Asset Value Per Share at End of Valuation Period (ENAV) =		$34.00

Dividends Per Share Declared (Ex-dividend Date within Valuation Period) (DIV) =		$2.00
Reserve for Taxes Per Share on Capital Gains/Losses (within valuation Period)(TAX) =	$	[5.00	]

Net Asset Value Per Share at Beginning of Valuation Period (BNAV) =		$30.00

Applicable Mortality and Expense and Administrative Charges for Valuation Period (CHGS) = (.0107 + .0007)/365 = .0000312

Net Investment Factor = (34 + 2 - 5)/30 - .0000312 = 1.0333021

Accumulation Unit Value at Beginning of Period =		$10.00

Accumulation Unit Value at End of Period = 10.00 x 1.0333021 =		$10.33

ANNUITY UNITS AND UNIT VALUES

The dollar amount of each variable annuity payment depends on the number of “annuity units” credited to that annuity option and the value of those units. The number of annuity units is determined as follows.

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate specified in the contract by the value of one annuity unit in that sub-account on the annuity income date.

2.  The amount of each annuity income payment equals the product of the annuitant’s number of annuity units and the annuity unit values on the payment date. The amount of each payment may vary from prior annuity income payments.

The value of an annuity unit in a sub-account on any valuation date is determined as follows.

1.  The net investment factor for the valuation period (for the appropriate annuity income payment frequency) just ended is multiplied by the value of the annuity unit for the sub-account on the preceding valuation date.

3

2.  The result in (1) is then divided by an interest factor. The interest factor equals 1.00 plus the interest rate for the number of days since the preceding valuation date. Interest is based on an effective annual rate of 4%. This compensates for the interest assumption built into the annuity purchase rates.

INCOME PHASE TRANSFER FORMULAS

During the income phase, the contract owner may transfer Separate Account balance from one sub-account to another, subject to certain limitations. No transfers are permitted to or from the General Account during the income phase. (See “Transfers and Transfer Programs,” in the Prospectus.)

1.  Transfers during the income phase are implemented according to the following formula:

2.  Determine the number of units to be transferred from the sub-account as follows:

= AT/AUV1

3.  Determine the number of annuity units remaining in such sub-account (after the transfer)

= UNIT1 - AT/AUV

4.  Determine the number of annuity units in the transferee sub-account (after the transfer):

= UNIT2 + AT/AUV2

5.	Subsequent annuity payments will reflect the changes in annuity units in each sub-account as of the next annuity income payment’s due date.

Where:

(AUV1)	is the annuity unit value of the sub-account that the transfer is being made from as of the next annuity payment’s due date.

(AUV2)	is the annuity unit value of the sub-account that the transfer is being made to as of the next annuity payment’s due date.

(UNIT1)	is the number of units in the sub-account that the transfer is being made from, before the transfer.

(UNIT2)	is the number of units in the sub-account that the transfer is being made to, before the transfer.

(AT)	is the dollar amount being transferred from the sub-account.

Example:

The following example illustrates the application of the income phase transfer formulas:

Assume

Annuity unit value of sub-account #1 = $10.00
Annuity unit value of sub-account #2 = $8.50
Number of units in sub-account #1 = 50
Number of units in sub-account #2 = 20

To transfer $30.00 from sub-account #1 to sub-account #2:

Number of units to transfer from sub-account #1 = 30/10 = 3

Number of units left after transfer = 50 - 3 = 47

Number of units to transfer to sub-account #2 = 30/8.50 = 3.53

New number of units in sub-account #2 = 20 + 3.53 = 23.53

New monthly annuity income payment from sub-account #1 = 10 × 47 = $470.00
New monthly annuity income payment from sub-account #2 = 23.53 × 8.50 = $200.01

4

SURRENDER CHARGE CALCULATION

A surrender charge is deducted from the contract balance upon a partial or full withdrawal of the contract value, unless certain conditions apply.

The partial surrender charge formula is calculated as follows: (PW - FREE) × 5%(95%) = PSC, but not less than zero.

The full surrender charge formula is calculated as follows: (FW - FREE) × 5% = FSC.

Where:

(PW)	is the partial withdrawal amount.

(FW)	is the full withdrawal amount.

(FREE)	is the free withdrawal amount.

(PSC)	is the partial surrender charge amount.

(FSC)	is the full surrender charge amount.

Example:

Assume a Separate Account balance of $50,000 at the beginning of the second contract year.

1)  If there is a full withdrawal at the beginning of the second contract year:

Surrender Charge = ($50,000 - $5,000) × .05 = $2,250.00.

Thus, the withdrawal proceeds would be = $50,000 – $30 – $2,250.00 = $47,720.00

Note: The contract maintenance fee ($30) applies to full withdrawals.

2)  If there is a partial withdrawal of $10,000 at the beginning of the second contract year:

Surrender Charge = ($10,000 - $5,000) × .05/.95 = $263.16.

Thus, the Separate Account balance would be reduced by $10,000 + $263.16 = $10,263.16.

RECORDS, REPORTS AND SERVICES

All records and accounts relating to the Separate Account will be maintained by C.M. Life. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, C.M. Life will mail to all contract owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

The assets of each of the sub-accounts of the Separate Account are held in the custody of C.M. Life. The assets of each of the sub-accounts of the Separate Account are segregated and held separate and apart from the assets of the other sub-accounts and from C.M. Life’s General Account assets. C.M. Life maintains records of all purchases and redemptions of shares of the Funds held by each of the sub-accounts.

DISTRIBUTION AND ADMINISTRATION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

5

Pursuant to the Underwriting and Servicing Agreement, MML Distributors may receive compensation for its activities as underwriters for the Separate Account. No compensation was paid to MML Distributors in 2002 or 2003. Compensation paid to MML Distributors in 2004 was $22,175. Commissions will be paid through MML Distributors to agents and selling brokers. During 2002, 2003, and 2004, commission payments amounted to $456,076, $368,980, and $368,873 respectively.

Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. In 2002, 2003, and 2004, CM Life compensated MassMutual $2,239,679, $3,889,364, and $1,740,022, respectively, for providing these administrative services.

The contracts are no longer offered for sale. Purchase payments, however, continue to be accepted under the contract.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. The contract does not offer any special purchase plan or exchange programs not discussed in the prospectus.

FEDERAL TAX MATTERS

General

Note: The following description is based upon C.M. Life’s understanding of current federal income tax law applicable to annuities in general. C.M. Life cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. C.M. Life does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners,

6

annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

C.M. Life is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

C.M. Life intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

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In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, C.M. Life reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distribution from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

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Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into C.M. Life’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by C.M. Life in connection with qualified

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plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2005 is $14,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchaser of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to

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special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $3,000 annual limitation applies to all of a taxpayer’s 2004 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or more, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section

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72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and distributions made on account of an IRS levy made on a qualified retirement plan or IRA; the exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated sole beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them

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to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $14,000 in 2005 and $15,000 in 2006. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as appropriate. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

The financial statements of Panorama Plus Separate Account as of December 31, 2004 and for the year then ended, and the statutory financial statements of C.M. Life Insurance Company as of December 31, 2004, and for the year then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 23, 2005 refers to other auditors whose report on the financial statements of Panorama Plus Separate Account, for the period ended December 31, 2003 and financial highlights for each year in the four-year period then ended, dated February 17, 2004, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated March 14, 2005 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with accounting principles generally accepted in the United States of America and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of C.M. Life Insurance Company, as of December 31, 2003, and for the years ended December 31, 2003 and 2002, dated March 5, 2004 (except with respect to the matter discussed in Note 14, as to which the date is March 14, 2005), expressed an unqualified opinion of those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions”. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

The financial statements included in this Statement of Additional Information for the audited statutory statements of financial position of C.M. Life Insurance Company as of December 31, 2003, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2003 and 2002 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their reports appearing herein and elsewhere in the registration statement (which report on C.M. Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the

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adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions,” both of which practices differ from accounting principles generally accepted in the United States of America and the effect of the presentation change regarding the statutory statements of cash flows for the years ended December 31, 2003 and 2002 to the direct method from the indirect method) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

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Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and

Contract Owners of Panorama Plus Separate Account:

We have audited the accompanying statement of assets and liabilities of Panorama Plus Separate Account (comprised of the sub-accounts listed in Note 2) (collectively, “the Account”) as of December 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statements of operations and changes in net assets of Panorama Plus Separate Account for the period ended December 31, 2003, and financial highlights for each year in the four-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 17, 2004, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Panorama Plus Separate Account as of December 31, 2004, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Hartford, CT

February 23, 2005

Panorama Plus Separate Account

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS:
Investments, at Value:
Income & Growth Sub-Account
1,890,497 shares (Cost $13,088,559)	$13,838,440
Contrafund® Sub-Account
960,563 shares (Cost $21,758,199)	25,570,184
**Income Sub-Account
956,076 shares (Cost $13,120,784)	10,994,878
*Money Market Sub-Account
5,933,487 shares (Cost $5,933,487)	5,936,916
Main Street Sub-Account
596,532 shares (Cost $12,110,528)	12,431,719
Government Securities Sub-Account
6,256,764 shares (Cost $6,999,754)	7,007,575
Growth Sub-Account
23,713,944 shares (Cost $48,030,441)	44,582,215
Total Return Sub-Account
52,835,235 shares (Cost $73,579,299)	70,799,215
International Growth Sub-Account
19,974,000 shares (Cost $26,763,611)	25,966,199
Mid-Cap Growth Sub-Account
906,726 shares (Cost $16,401,846)	21,353,393

Total investments	238,480,734

Receivable from C.M. Life Insurance Company	1,836

Total assets	238,482,570

LIABILITIES:
Payable to C.M. Life Insurance Company	-

NET ASSETS	$238,482,570

Net assets:	Units	Unit Value	Net Assets
Income & Growth Sub-Account	13,686,933	$1.01	$13,838,447
Contrafund® Sub-Account	21,459,883	1.19	25,570,180
Income Sub-Account	5,662,157	1.94	10,994,878
Money Market Sub-Account	4,277,848	1.39	5,936,917
Main Street Sub-Account	12,795,137	0.97	12,431,717
Government Securities Sub-Account	3,621,424	1.94	7,007,575
Growth Sub-Account	20,982,183	2.12	44,583,467
Total Return Sub-Account	36,625,517	1.93	70,799,798
International Growth Sub-Account	12,064,614	2.15	25,966,198
Mid-Cap Growth Sub-Account	13,808,918	1.55	21,353,393

			$238,482,570

*	The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA
**	The Income Sub-Account invests in the Oppenheimer Bond Fund/VA

See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	Income & Growth Sub-Account	Contrafund® Sub-Account	**Income Sub-Account	*Money Market Sub-Account	Main Street Sub-Account	Government Securities Sub-Account	Growth Sub-Account	Total Return Sub-Account	International Growth Sub-Account	Mid-Cap Growth Sub-Account

Investment income
Dividends	$203,229	$88,127	$592,280	$72,808	$107,978	$461,903	$496,172	$1,577,319	$370,891	$-

Expenses
Mortality and expense risk fees and administrative expense charges	157,865	286,667	138,234	88,437	143,505	86,470	512,785	826,190	275,827	233,381

Net investment income (loss)	45,364	(198,540)	454,046	(15,629)	(35,527)	375,433	(16,613)	751,129	95,064	(233,381)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(327,828)	(318,899)	92,786	-	(482,482)	70,246	(1,851,212)	(5,222,694)	(4,445,691)	546,792
Change in net unrealized appreciation/depreciation of investments	1,795,157	3,826,582	(43,862)	-	1,481,115	(220,151)	5,239,758	10,099,278	8,070,815	2,914,598

Net gain (loss) on investments	1,467,329	3,507,683	48,924	-	998,633	(149,905)	3,388,546	4,876,584	3,625,124	3,461,390

Net increase (decrease) in net assets resulting from operations	1,512,693	3,309,143	502,970	(15,629)	963,106	225,528	3,371,933	5,627,713	3,720,188	3,228,009

Capital transactions:
Transfer of net premiums	241,960	435,523	185,246	118,726	352,036	86,332	648,789	676,015	381,842	396,009
Transfers due to withdrawal of funds	(2,398,747)	(4,260,804)	(2,720,582)	(5,193,659)	(1,745,350)	(1,833,298)	(7,045,647)	(11,746,335)	(3,529,712)	(3,661,093)
Transfers between Sub-Accounts and the General Account	201,902	436,260	(193,787)	1,557,237	(56,945)	(346,387)	(612,872)	(534,802)	123,984	289,472

Net increase (decrease) in net assets resulting from capital transactions	(1,954,885)	(3,389,021)	(2,729,123)	(3,517,696)	(1,450,259)	(2,093,353)	(7,009,730)	(11,605,122)	(3,023,886)	(2,975,612)

Total increase (decrease)	(442,192)	(79,878)	(2,226,153)	(3,533,325)	(487,153)	(1,867,825)	(3,637,797)	(5,977,409)	696,302	252,397

NET ASSETS, at beginning of the year	14,280,639	25,650,058	13,221,031	9,470,242	12,918,870	8,875,400	48,221,264	76,777,207	25,269,896	21,100,996

NET ASSETS, at end of the year	$13,838,447	$25,570,180	$10,994,878	$5,936,917	$12,431,717	$7,007,575	$44,583,467	$70,799,798	$25,966,198	$21,353,393

*	The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA
**	The Income Sub-Account invests in the Oppenheimer Bond Fund/VA

See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	Income & Growth Sub-Account	Contrafund® Sub-Account	**Income Sub-Account	*Money Market Sub-Account	Main Street Sub-Account	Government Securities Sub-Account	Growth Sub-Account	Total Return Sub-Account	International Growth Sub-Account	Mid-Cap Growth Sub-Account
Investment income
Dividends (Note 3B)	$184,546	$116,191	$790,424	$97,812	$121,585	$453,880	$516,705	$2,490,570	$299,698	$-

Expenses
Mortality and expense risk fees (Note 7B)	152,047	266,236	159,871	139,129	137,376	115,829	508,526	845,245	235,343	207,744

Net investment income (loss) (Note 3C)	32,499	(150,045)	630,553	(41,317)	(15,791)	338,051	8,179	1,645,325	64,355	(207,744)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(1,503,937)	(1,794,719)	109,859	-	(1,319,159)	272,390	(6,998,292)	(8,878,312)	(9,959,292)	(574,576)
Change in net unrealized appreciation/depreciation of investments	4,752,011	7,541,834	17,965	-	4,065,327	(484,023)	17,156,611	20,560,062	18,374,513	6,503,722

Net gain (loss) on investments	3,248,074	5,747,115	127,824	-	2,746,168	(211,633)	10,158,319	11,681,750	8,415,221	5,929,146

Net increase (decrease) in net assets resulting from operations	3,280,573	5,597,070	758,377	(41,317)	2,730,377	126,418	10,166,498	13,327,075	8,479,576	5,721,402

Capital transactions (Note 6):
Transfer of net premiums	207,806	410,316	233,831	258,938	325,608	175,730	816,770	798,380	375,932	420,344
Transfers due to withdrawal of funds	(2,604,035)	(3,968,406)	(2,484,669)	(6,311,900)	(2,236,567)	(2,729,004)	(7,069,078)	(11,597,095)	(3,536,143)	(2,813,890)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(3,203)	2,791	8,774	10	(726)	(93)	3,534	24,141	(295)	(1,612)
Transfers between Sub-Accounts and the General Account	(183,372)	(20,415)	(14,383)	1,913,462	37,583	(156,958)	(492,538)	(1,801,353)	(473,803)	463,101

Net increase (decrease) in net assets resulting from capital transactions	(2,582,804)	(3,575,714)	(2,256,447)	(4,139,490)	(1,874,102)	(2,710,325)	(6,741,312)	(12,575,927)	(3,634,309)	(1,932,057)

Total increase (decrease)	697,769	2,021,356	(1,498,070)	(4,180,807)	856,275	(2,583,907)	3,425,186	751,148	4,845,267	3,789,345

NET ASSETS, at beginning of the year	13,582,870	23,628,702	14,719,101	13,651,049	12,062,595	11,459,307	44,796,078	76,026,059	20,424,629	17,311,651

NET ASSETS, at end of the year	$14,280,639	$25,650,058	$13,221,031	$9,470,242	$12,918,870	$8,875,400	$48,221,264	$76,777,207	$25,269,896	$21,100,996

*	The Money Market Sub-Account invests in the Oppenheimer Money Fund/VA.
**	The Income Sub-Account invests in the Oppenheimer Bond Fund/VA.

See Notes to Financial Statements.

Panorama Plus Separate Account

Notes To Financial Statements

1.	ORGANIZATION

Panorama Plus Separate Account (the “Separate Account”) was established as a separate investment account of C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Separate Account is used exclusively for C.M. Life’s Group and Individual Flexible Premium Deferred Annuity.

The Separate Account is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The Separate Account consists of ten Sub-Accounts as follows:

American Century® Variable Portfolios, Inc. (“American Century VP”), is a diversified, open-end, management investment company registered under the 1940 Act with one of its Funds available to the Separate Account’s contract owners: American Century VP Income & Growth Fund (Income & Growth Sub-Account). American Century Investment Management, Inc. is the investment adviser to the Fund.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account’s contract owners: Fidelity® VIP Contrafund® Portfolio (Initial Class) (Contrafund® Sub-Account). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc, a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with three of its Funds available to the Separate Account’s contract owners: Oppenheimer Bond Fund/VA (Income Sub-Account), Oppenheimer Main Street Fund/VA (Main Street Sub-Account), and Oppenheimer Money Fund/VA (Money Market Sub-Account).

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with four of its Portfolios available to the Separate Account’s contract owners: Oppenheimer International Growth Fund/VA (International Growth Sub-Account), Panorama Government Securities Portfolio (Government Securities Sub-Account), Panorama Growth Portfolio (Growth Sub-Account), and Panorama Total Return Portfolio (Total Return Sub-Account).

OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the OppenheimerFunds and Panorama Fund.

T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) is a diversified, open-end, investment company registered under the 1940 Act with one of its Portfolios available to the Separate Account’s contract owners: T. Rowe Price Mid-Cap Growth Portfolio (Mid-Cap Growth Sub-Account). The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolio.

In addition to the ten Sub-Accounts, a contract owner may also allocate funds to C.M. Life’s General Account.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

Notes To Financial Statements (Continued)

A.	Investment Valuation

Investments in the investment sub-accounts are each stated at fair value, which is the closing net asset value per share of each of the respective underlying Funds/Portfolios.

B.	Accounting for Investments

Investment transactions are accounted for on the trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-accounts.

C.	Federal Income Taxes

Operations of the Separate Account form a part of the total operations of C.M. Life, and the Separate Account is not taxed separately. C.M. Life is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 7B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and Panorama Plus Separate Account. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

MML Investors Services, Inc. (“MMLISI”) serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, C.M. Life and Panorama Plus Separate Account. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable contract agents under applicable state insurance laws.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the contracts.

The contracts are no longer offered for sale; owners may, however, continue to make purchase payments under existing contracts.

B.	Receivable from/Payable to C. M. Life

Certain fees such as mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

	Income & Growth Sub-Account	Contrafund® Sub-Account	Income Sub-Account	Money Market Sub-Account	Main Street Sub-Account	Government Securities Sub-Account	Growth Sub-Account	Total Return Sub-Account	International Growth Sub-Account	Mid-Cap Growth Sub-Account
Cost of purchases	$979,213	$1,589,805	$1,149,409	$3,043,492	$1,102,052	$874,711	$1,469,528	$2,976,322	$1,496,828	$1,209,013
Proceeds from sales	(2,888,746)	(5,177,369)	(3,424,488)	(6,578,485)	(2,587,835)	(2,592,633)	(8,495,955)	(13,830,376)	(4,425,643)	(4,418,001)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2004 were as follows:

December 31, 2004	Income & Growth Sub-Account	Contrafund® Sub-Account	Income Sub-Account	Money Market Sub-Account	Main Street Sub-Account	Government Securities Sub-Account	Growth Sub-Account	Total Return Sub-Account	International Growth Sub-Account	Mid-Cap Growth Sub-Account
Units purchased	259,800	402,283	97,922	85,557	384,257	45,668	324,941	370,078	202,526	287,061
Units withdrawn	(2,567,934)	(3,926,292)	(1,434,650)	(3,743,526)	(1,916,863)	(964,257)	(3,536,614)	(6,436,699)	(1,880,838)	(2,648,002)
Units transferred between Sub-Accounts and the General Account	216,419	407,173	(102,286)	1,123,056	(61,571)	(183,988)	(306,752)	(292,200)	62,277	204,237

Net increase (decrease)	(2,091,715)	(3,116,836)	(1,439,014)	(2,534,913)	(1,594,177)	(1,102,577)	(3,518,425)	(6,358,821)	(1,616,035)	(2,156,704)

December 31, 2003	Income & Growth Sub-Account	Contrafund® Sub-Account	Income Sub-Account	Money Market Sub-Account	Main Street Sub-Account	Government Securities Sub-Account	Growth Sub-Account	Total Return Sub-Account	International Growth Sub-Account	Mid-Cap Growth Sub-Account
Units purchased	273,426	464,648	129,702	185,804	425,444	93,839	480,991	499,841	268,528	384,054
Units withdrawn	(3,376,302)	(4,543,028)	(1,373,659)	(4,530,707)	(2,872,303)	(1,468,661)	(4,176,756)	(7,299,705)	(2,520,804)	(2,610,797)
Units transferred between Sub-Accounts and the General Account	(311,562)	(99,621)	(950)	1,371,973	3,526	(86,707)	(339,378)	(1,175,256)	(479,202)	270,900

Net increase (decrease)	(3,414,438)	(4,178,001)	(1,244,907)	(2,972,930)	(2,443,333)	(1,461,529)	(4,035,143)	(7,975,120)	(2,731,478)	(1,955,843)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2004 follows:

	At December 31,			For the Years Ended December 31,
	Units	Net Assets		Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]

		Unit Value	Amount
Income & Growth Sub-Account
2004	13,686,933	$1.01	$13,838,447	1.47%	1.14%	11.71%
2003	15,778,648	0.91	14,280,639	1.39	1.14	27.89
2002	19,193,086	0.71	13,582,870	0.01	1.14	(20.29)
2001	24,735,233	0.89	21,959,791	(0.20)	1.14	(9.40)
2000	32,637,999	0.98	31,981,943	(0.54)	1.14	(11.63)

Contrafund® Sub-Account
2004	21,459,883	1.19	25,570,180	0.35	1.14	14.17
2003	24,576,719	1.04	25,650,058	0.50	1.14	27.01
2002	28,754,720	0.82	23,628,702	(0.21)	1.14	(10.38)
2001	38,604,489	0.92	35,395,491	2.97	1.14	(13.24)
2000	50,364,591	1.06	53,227,667	11.28	1.14	(7.68)

Income Sub-Account
2004	5,662,157	1.94	10,994,878	4.92	1.14	4.30
2003	7,101,171	1.86	13,221,031	5.66	1.14	5.57
2002	8,346,078	1.76	14,719,101	6.51	1.14	7.79
2001	9,800,180	1.64	16,034,702	6.51	1.14	6.56
2000	10,814,373	1.54	16,605,091	8.06	1.14	4.90

Money Market Sub-Account
2004	4,277,848	1.39	5,936,917	0.96	1.14	(0.16)
2003	6,812,761	1.39	9,470,242	0.81	1.14	(0.35)
2002	9,785,691	1.40	13,651,049	0.32	1.14	0.32
2001	10,476,454	1.39	14,567,886	2.64	1.14	2.68
2000	10,472,850	1.35	14,183,391	4.88	1.14	4.95

Main Street Sub-Account
2004	12,795,137	0.97	12,431,717	0.86	1.14	8.22
2003	14,389,314	0.90	12,918,870	1.01	1.14	25.28
2002	16,832,647	0.72	12,062,595	(0.35)	1.14	(19.72)
2001	21,673,148	0.89	19,346,167	(0.56)	1.14	(11.18)
2000	26,213,877	1.01	26,345,995	3.65	1.14	(9.81)

Government Securities Sub-Account
2004	3,621,424	1.94	7,007,575	6.15	1.14	2.99
2003	4,724,001	1.88	8,875,400	4.51	1.14	1.41
2002	6,185,530	1.85	11,459,307	3.53	1.14	8.81
2001	5,580,920	1.70	9,502,108	4.84	1.14	6.01
2000	6,210,576	1.61	9,975,098	6.46	1.14	11.09

Growth Sub-Account
2004	20,982,183	2.12	44,583,467	1.11	1.14	7.96
2003	24,500,608	1.97	48,221,264	1.16	1.14	25.38
2002	28,535,751	1.57	44,796,078	(0.11)	1.14	(19.88)
2001	36,917,500	1.96	72,338,328	0.19	1.14	(11.63)
2000	49,296,917	2.22	109,304,575	28.65	1.14	(13.65)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Net Assets		Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]

		Unit Value	Amount
Total Return Sub-Account
2004	36,625,517	$1.93	$70,799,798	2.19%	1.14%	8.22%
2003	42,984,338	1.79	76,777,207	3.37	1.14	19.72
2002	50,959,458	1.49	76,026,059	2.50	1.14	(15.42)
2001	66,383,582	1.76	117,089,818	3.63	1.14	(8.00)
2000	89,826,679	1.92	172,222,176	16.51	1.14	(3.61)

International Growth Sub-Account
2004	12,064,614	2.15	25,966,198	1.53	1.14	16.52
2003	13,680,649	1.85	25,269,896	1.45	1.14	48.43
2002	16,412,127	1.24	20,424,629	(0.32)	1.14	(29.32)
2001	21,601,968	1.76	38,033,397	20.43	1.14	(25.18)
2000	28,595,060	2.35	67,284,719	19.60	1.14	(10.45)

Mid-Cap Growth Sub-Account
2004	13,808,918	1.55	21,353,393	-	1.14	17.00
2003	15,965,622	1.32	21,100,996	-	1.14	36.82
2002	17,921,465	0.97	17,311,651	(1.14)	1.14	(22.14)
2001	23,715,244	1.24	29,423,456	(1.15)	1.14	(2.05)
2000	28,539,005	1.27	36,150,786	0.67	1.14	6.20

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
[2]	The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge This charge is assessed through a reduction of unit values.	1.07% of the daily value of the assets invested in each fund

Administrative Expense Charge This charge is assessed through a reduction of unit values.	0.07% of the daily value of the contracts invested in each fund

Contract Maintenance Fee	$30 per contract, annually
This charge is assessed through the redemption of units.

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory statement of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2004, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements of C.M. Life Insurance Company as of December 31, 2003, and for the years ended December 31, 2003 and 2002 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 14, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

/s/ KPMG LLP

March 14, 2005

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2004	2003
	(In Millions)
Assets:

Bonds	$3,434.8	$2,124.3
Common stock - subsidiary	222.5	208.8
Mortgage loans	855.2	579.8
Policy loans	125.1	124.9
Other investments	160.3	113.4
Cash, cash equivalents and short-term investments	392.5	868.9

Total invested assets	5,190.4	4,020.1
Accrued investment income	49.2	38.4
Insurance amounts receivable and other assets	22.0	(36.8)
Deferred income taxes	17.2	12.4

Total assets excluding separate accounts	5,278.8	4,034.1
Separate account assets	3,713.4	3,531.9

Total assets	$8,992.2	$7,566.0

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2004	2003
	($ In Millions Except For Par Value)
Liabilities:

Policyholders’ reserves	$4,701.0	$3,541.1
Deposit fund balances	23.0	31.1
Policyholders’ claims and other benefits	6.2	8.9
Transfers due from separate accounts	(72.4)	(89.0)
Payable to parent	38.9	42.3
Federal income taxes	43.9	27.0
Asset valuation reserves	41.4	25.5
Other liabilities	100.0	61.1

Total liabilities excluding separate accounts	4,882.0	3,648.0
Separate account liabilities	3,713.4	3,531.9

Total liabilities	8,595.4	7,179.9

Shareholder’s equity:
Common stock, $200 par value
50,000 shares authorized
12,500 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	390.3	390.3
Surplus	4.0	(6.7)

Total shareholder’s equity	396.8	386.1

Total liabilities and shareholder’s equity	$8,992.2	$7,566.0

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Revenue:

Premium income	$1,707.2	$1,380.8	$1,830.1
Net investment income	266.0	210.7	147.3
Fees and other income	152.2	170.4	165.0

Total revenue	2,125.4	1,761.9	2,142.4

Benefits and expenses:
Policyholders’ benefits and payments	724.7	610.1	658.0
Addition to policyholders’ reserves and funds	1,055.5	790.7	1,226.5
Operating expenses	130.3	118.0	152.3
Commissions	127.5	114.4	136.1
State taxes, licenses and fees	17.9	18.0	18.1

Total benefits and expenses	2,055.9	1,651.2	2,191.0

Net gain (loss) from operations before federal income taxes	69.5	110.7	(48.6)
Federal income tax expense	45.4	37.1	12.5

Net gain (loss) from operations	24.1	73.6	(61.1)
Net realized capital gains (losses)	0.6	(3.3)	61.7

Net income	$24.7	$70.3	$0.6

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Shareholder’s equity, beginning of year	$386.1	$340.8	$187.9

Increase (decrease) due to:
Net income	24.7	70.3	0.6
Change in net unrealized capital gains (losses)	5.2	1.7	1.1
Change in asset valuation reserves	(15.9)	(9.7)	0.3
Additional paid-in and contributed surplus	—	—	191.5
Change in non-admitted assets	(46.9)	(26.8)	(11.0)
Change in reserve valuation basis	—	—	(34.9)
Change in net deferred income taxes	42.7	9.8	2.9
Other	0.9	—	2.4

Net increase	10.7	45.3	152.9

Shareholder’s equity, end of year	$396.8	$386.1	$340.8

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Cash flows from operating activities:
Premium and other income collected	$1,811.2	$1,603.8	$2,007.4
Net investment income	262.4	201.5	142.5
Benefit payments	(735.7)	(616.3)	(630.8)
Net transfers from (to) separate accounts	121.9	43.4	(265.2)
Commissions, expenses and taxes paid	(292.4)	(305.9)	(294.0)

Net cash provided by operating activities	1,167.4	926.5	959.9

Cash flows from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	657.0	544.8	482.6
Mortgage loans	153.4	103.6	75.5
Other investments	39.7	27.3	23.1

	850.1	675.7	581.2

Cost of investments acquired:
Bonds	(1,965.3)	(1,161.2)	(840.1)
Mortgage loans	(430.8)	(261.5)	(168.0)
Other investments	(96.7)	(78.0)	(20.5)

	(2,492.8)	(1,500.7)	(1,028.6)
Disbursements of policy loans, net of repayments	(0.2)	7.9	(0.5)

Net cash applied in investing activities	(1,642.9)	(817.1)	(447.9)

Cash flows from financing and other activities:
Net (withdrawals) deposits on deposit-type contracts	(10.5)	13.7	8.0
Other cash provided (applied)	9.6	23.3	(7.1)

Net cash (applied) provided by financing and other activities	(0.9)	37.0	0.9

Net (decrease) increase in cash, cash equivalents and short-term investments	(476.4)	146.4	512.9
Cash, cash equivalents and short-term investments, beginning of year	868.9	722.5	209.6

Cash, cash equivalents and short-term investments, end of year	$392.5	$868.9	$722.5

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (“MassMutual”) and its subsidiaries. The accompanying statutory financial statements include the accounts of C.M. Life Insurance Company (the “Company”), a wholly-owned stock life insurance subsidiary of MassMutual. The Company provides life insurance and annuities to individuals and group life insurance to institutions. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investments, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

On January 1, 2003, the Company adopted Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.” For 2002, prior to the adoption of SSAP No. 86, changes in the fair value of derivative financial instruments were recorded in realized capital gains and losses. Beginning in 2003, changes in the fair value of these instruments are recorded in the Statutory Statement of Changes in Shareholder’s Equity as unrealized capital gains and losses. See Note 3 for additional information regarding the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to shareholder’s equity, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries are accounted for using the equity

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

method, whereas GAAP would consolidate these entities; (g) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against shareholder’s equity, whereas GAAP records these assets net of any valuation allowance; (h) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas under GAAP, these recoverables are reported as an asset; (i) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the value of stocks, real estate investments, and partnerships and limited liability companies as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not require this reserve; (j) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (k) changes in the fair value of derivative financial instruments are recorded as a change in shareholder’s equity, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (l) comprehensive income is not presented, whereas under GAAP unrealized capital gains and losses are presented as comprehensive income; and (m) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or securities and account for them separately.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the value of real estate held for sale, the carrying values of investments and derivatives, investment valuation reserves on mortgage loans, other-than-temporary impairments, and the liability for future policyholders’ reserves and deposit fund balances. Future events, including but not limited to changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2003 and 2002 balances have been reclassified to conform to current year presentation. Fees and other income and addition to policyholders’ reserves and funds on the Statutory Statements of Income for 2003 and 2002 have been reclassified to conform to the current year presentation of fees earned from separate accounts.

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

The carrying value of bonds is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

The Company utilizes the retrospective adjustment method of accounting for mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are amortized over the weighted-average life of the securities using cash flow prepayment assumptions obtained from broker dealer data and internal models, which factor in mortgage type, seasonings, coupons, current interest rates and the economic environment.

c.	Common stock - subsidiary

During 2002, MML Bay State Life Insurance Company (“Bay State”) became a wholly-owned stock life insurance subsidiary of the Company through the contribution of all of Bay State’s outstanding shares of common stock from MassMutual to the Company. This transaction was in the form of a related party capital contribution and is therefore considered a “non-economic transaction.” The transaction was recorded at existing book value and no realized capital gain or loss was recorded on this transaction.

The Company accounts for the value of its investment in Bay State at its underlying statutory net equity. Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded as net investment income when received.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, changes occur in the market or as negotiations with the borrowing entity evolve. After the measurement of an impairment, an adjustment to the valuation allowance is recorded in net unrealized capital gains or losses.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the mortgage loan agreement or modified mortgage loan agreement.

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The fair value for policy loans approximates the carrying value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Other investments

Other investments consist of investments in partnerships and limited liability companies (“LLCs”), derivative financial instruments, unaffiliated common stocks, preferred stocks, common stocks of unconsolidated subsidiaries and affiliates, real estate and other miscellaneous investments.

Partnerships and LLCs are accounted for using the equity method with changes included in the change in unrealized capital gains and losses in shareholder’s equity. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings which would justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by evaluating the Company’s current equity value in the underlying investment, performed by assessing the partnership or LLC’s balance sheet, cash flow

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

and current financial condition. Dividends are recorded in net investment income when received.

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, options, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as a change in unrealized capital gains and losses in the Statutory Statements of Changes in Shareholder’s Equity. Gains and losses realized on the termination, closing, or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

Common stocks are valued at fair value with unrealized capital gains and losses included as a change in shareholder’s equity. Common stock transactions are recorded on a trade date basis.

The fair value of unaffiliated common stocks is based on values provided by the NAIC’s SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used.

The cost basis of unaffiliated common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

Generally, preferred stocks in good standing are valued at amortized cost.

Common stock of unconsolidated subsidiaries is accounted for using the equity method with changes included in the change in unrealized capital gains and losses in shareholder’s equity.

Investment real estate, which the Company has the intent to hold for the production of income is carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost. Changes in the valuation reserves for real estate are included in realized capital gains or losses.

Real estate acquired in satisfaction of debt is recorded at fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

g.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments and investments purchased with maturities of greater than three months and less than or equal to twelve months.

The estimated fair value for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

h.	Accrued investment income

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

i.	Non-admitted assets

Assets designated as non-admitted by the NAIC include prepaid agent commissions, other prepaid expenses, advances and receivables, deferred tax asset, and Interest Maintenance Reserve (“IMR”) asset. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to shareholder’s equity.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, for which the policyholder assumes the investment risk; and guaranteed separate accounts, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. The Company does not have any guaranteed separate accounts. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

k.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods using applicable interest rates.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement Instructions. Term life products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $5,441.0 million and $4,925.0 million of insurance in force at December 31, 2004 and 2003, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Guaranteed minimum death benefit (“GMDB”) reserves on certain variable universal life and variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, and the contractual provisions of the issued GMDBs. During 2003, the Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for GMDBs. The GMDB reserve balances as of December 31, 2004 and 2003 were $8.8 million and $10.3 million, respectively.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $36.1 million decrease in shareholder’s equity.

During 2002, the Company reflected Actuarial Guideline XXXIV for minimum guaranteed death benefits included in variable annuity contracts, resulting in a $1.2 million increase in shareholder’s equity.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

l.	Deposit fund balances

Reserves for investment-type contracts such as supplementary contracts are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

m.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

n.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize shareholder’s equity against fluctuations in the value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in the Statutory Statements of Changes in Shareholder’s Equity.

o.	Other liabilities

Other liabilities primarily include collateral held on derivative contracts, derivatives payable, insurance and investment amounts in suspense, payables for securities purchased, amounts payable on reinsurance contracts, and due and accrued expenses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable primarily to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Reserve credits on modified coinsurance agreements are recorded in fees and other income.

q.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded in benefits and expenses.

r.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method. Net realized after-tax capital losses of $4.5 million, $6.1 million and $8.9 million were deferred into the IMR in 2004, 2003 and 2002, respectively.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

3.	New accounting standards

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, SSAP No. 33 “Securitization”, and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 are to be applied prospectively and will not have a material impact on the Company’s financial condition or results of operation.

In June 2004, the NAIC issued SSAP No. 88 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46” with an effective date of January 1, 2005. SSAP No. 88 supercedes SSAP No. 46 “Investments in Subsidiary, Controlled, and Affiliated Entities”, and amends SSAP No. 68 “Business Combinations and Goodwill” and changes the statutory accounting principles for investments in subsidiaries, controlled and affiliated investments. Adoption of SSAP No. 88 will not have a material impact on the Company’s financial condition or results of operation.

On January 1, 2003, the Company adopted SSAP No. 86. SSAP No. 86 supercedes SSAP No. 31 and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized capital gains or losses. SSAP No. 86 is effective for derivative transactions entered into or modified on or after January 1, 2003. For derivative contracts entered into prior to January 1, 2003, insurers could choose to either follow SSAP No. 31 or apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. The Company elected to apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. Adoption of SSAP No. 86 by the Company changes the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized capital gains and losses to unrealized capital gains and losses with no impact on shareholder’s equity. Accordingly, the Company reported the change in the market value of its open derivative contracts for the years ended December 31, 2004 and 2003 of $20.3 million and $27.0 million, respectively, as a change in net unrealized capital losses on the Statutory Statements of Changes in Shareholder’s Equity and for the year ended December 31, 2002 of $68.5 million in net realized capital gains.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$427.0	$3.2	$1.2	$429.0
Debt securities issued by foreign governments	1.0	0.2	—	1.2
Asset-backed securities	253.4	3.1	0.8	255.7
Mortgage-backed securities	828.2	13.7	3.1	838.8
State and local governments	4.7	0.1	0.1	4.7
Corporate debt securities	1,721.3	74.9	5.9	1,790.3
Utilities	181.0	9.9	0.5	190.4
Affiliates	18.2	0.5	—	18.7

	$3,434.8	$105.6	$11.6	$3,528.8

	December 31, 2003
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$159.9	$2.4	$0.2	$162.1
Debt securities issued by foreign governments	0.5	0.1	—	0.6
Asset-backed securities	132.3	3.0	1.5	133.8
Mortgage-backed securities	256.3	3.9	1.8	258.4
State and local governments	5.4	0.2	0.2	5.4
Corporate debt securities	1,439.2	85.2	8.8	1,515.6
Utilities	122.6	8.1	0.7	130.0
Affiliates	8.1	—	—	8.1

	$2,124.3	$102.9	$13.2	$2,214.0

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds at December 31, 2004 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value

	(In Millions)
Due in one year or less	$42.2	$42.9
Due after one year through five years	525.3	547.2
Due after five years through ten years	1,350.4	1,400.3
Due after ten years	424.3	433.0

	2,342.2	2,423.4
Asset and mortgage-backed securities	1,092.6	1,105.4

	$3,434.8	$3,528.8

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Proceeds from sales	$174.2	$245.5	$281.7
Gross realized capital gains	4.8	6.1	3.3
Gross realized capital losses	5.0	8.9	14.3

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds during the years ended December 31, 2004, 2003 and 2002 were $3.5 million, $4.9 million and $6.3 million, respectively, and were included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position. At December 31, 2004 the Company had $1.4 million of these unrealized losses recorded as a reduction to its carrying value of bonds.

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$128.3	$1.1	4	$2.5	$0.1	2
Debt securities issued by foreign governments	0.1	—	2	—	—	—
Asset-backed securities	71.5	0.4	35	12.4	0.5	12
Mortgage-backed securities	273.3	2.1	54	40.0	1.1	12
State and local governments	—	—	—	2.4	0.1	1
Corporate debt securities	332.9	5.5	176	46.3	1.7	40
Utilities	21.1	0.1	14	10.1	0.3	12
Affiliates	3.6	—	2	4.5	—	2

	$830.8	$9.2	287	$118.2	$3.8	81

	December 31, 2003
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$39.5	$0.2	4	$1.7	$—	1
Debt securities issued by foreign governments	—	—	—	—	—	—
Asset-backed securities	44.1	0.8	30	8.3	1.2	12
Mortgage-backed securities	176.4	2.7	66	9.0	0.2	6
State and local governments	2.3	0.2	1	—	—	—
Corporate debt securities	248.4	7.5	142	12.3	1.7	11
Utilities	26.3	1.5	35	2.5	0.5	9
Affiliates	—	—	1	4.4	—	2

	$537.0	$12.9	279	$38.2	$3.6	41

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the bonds are not subject to an other-than-temporary designation. Mortgage-backed securities and corporate debt securities in default or not-in-good standing status, including those trading below 80% of cost for a minimum of six months, are subjected to quarterly review and impaired to fair value. The unrealized losses on investments in U.S. Treasury securities, mortgage-backed securities and corporate debt securities were primarily caused by interest rate increases, partially offset by underlying quality improvement related to strengthening economic conditions. The

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Company has the ability and intent to hold these securities until a market price recovery or maturity.

The Company is not exposed to any significant concentrations of credit risk from a single or group non-governmental issue.

b.	Common stock - subsidiary

During 2002, Bay State became a wholly-owned stock life insurance subsidiary of the Company through the contribution of all of Bay State’s outstanding shares of common stock from MassMutual to the Company. Bay State primarily writes variable life and bank-owned life insurance business.

During 2004 and 2003, the Company received dividends from Bay State of $34.0 million and $19.0 million, respectively. Substantially all of Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these restrictions, $47.3 million of shareholder’s equity is available for distribution to the Company in 2005 without prior regulatory approval.

Summarized below is statutory financial information for Bay State:

	As of and for the Years Ended December 31,
	2004	2003	2002
	(In Millions)
Total revenue	$169.8	$183.9	$193.2
Net income	47.3	34.9	14.7
Assets	4,307.2	4,112.3	3,872.2
Liabilities	4,084.7	3,903.5	3,678.2

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $855.2 million and $579.8 million, net of valuation allowances of $0.2 million at December 31, 2004 and 2003. The Company’s commercial mortgage loans primarily finance various types of commercial properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. Taxes, assessments and amounts advanced not included in the mortgage loan total were less than $0.1 million at December 31, 2004 and 2003.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

At December 31, 2004, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2005	$45.5
2006	43.4
2007	55.5
2008	65.8
2009	83.6
Thereafter	281.3

Commercial mortgage loans	575.1
Residential mortgage loan pools	280.1

Total mortgage loans	$855.2

The Company invests in commercial mortgage loans collateralized by commercial real estate. The lending rates, including fixed and variable, on the portfolio of commercial mortgage loans ranged from 2.9% to 9.6% and from 2.4% to 9.5% for the years ended December 31, 2004 and 2003, respectively. The lending rates on the mezzanine loan portfolio ranged from 8.8% to 18.6% and from 10.0% to 10.5% for the years ended December 31, 2004 and 2003, respectively. During 2004, commercial mortgage loan lending rates on new issues, including fixed and variable, ranged from 2.9% to 7.6%, and mezzanine loan lending rates ranged from 8.8% to 18.6%.

The maximum percentage of any one commercial loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 92% and 80% at December 31, 2004 and 2003, respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98% and 96% at December 31, 2004 and 2003, respectively.

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$0.1	$0.1	$0.1
Gross realized capital losses	0.1	0.5	0.4

There were no other-than-temporary impairments of mortgage loans for the years ended December 31, 2004, 2003 and 2002.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The average recorded investment in impaired mortgage loans was $2.2 million for the years ended December 31, 2004 and 2003.

There were no mortgage loans with interest 180 days past due at December 31, 2004 or 2003.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2004	2003
	(In Millions)
California	$135.6	$97.9
Texas	46.6	48.8
New York	35.5	17.2
Illinois	34.8	21.7
Virginia	34.2	16.2
Georgia	23.2	8.0
All other states and countries	265.2	187.7

Commercial mortgage loans	575.1	397.5
Residential mortgage loan pools	280.1	182.3

Total mortgage loans	$855.2	$579.8

d.	Other investments

Other investments include investments in partnerships and LLCs, derivative financial instruments, unaffiliated common stocks, preferred stocks, common stock of unconsolidated subsidiaries and affiliates, real estate and other miscellaneous investments.

The carrying values of other investments were as follows:

	December 31,
	2004	2003
	(In Millions)
Partnerships and LLCs	$56.2	$22.5
Derivative financial instruments	45.3	55.5
Unaffiliated common stocks	34.2	22.0
Preferred stocks	10.8	6.4
Common stock of unconsolidated subsidiaries and affiliates	7.6	2.1
Real estate	6.1	4.4
Other	0.1	0.5

Total other investments	$160.3	$113.4

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The gain and loss activity of partnerships and LLCs, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$0.1	$0.2	$—
Gross realized capital losses	0.4	0.2	0.4

Other-than-temporary impairments relating to investments in partnerships and LLCs for the years ended December 31, 2004, 2003 and 2002 were $0.2 million, $0.1 million and $0.4 million, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in other investments.

e.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$148.8	$111.3	$91.6
Common stock - subsidiary	34.0	19.0	—
Mortgage loans	41.2	31.0	25.7
Policy loans	7.6	9.2	9.9
Derivative financial instruments	25.2	26.9	14.5
Cash and short-term investments	11.8	9.1	7.6
Other investments	6.3	3.8	1.7

Gross investment income	274.9	210.3	151.0
Amortization of IMR	0.2	6.3	0.6
Less investment expenses	(9.1)	(5.9)	(4.3)

Total net investment income	$266.0	$210.7	$147.3

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net realized capital gains and losses

Net realized capital gains and losses were derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$(0.2)	$(2.8)	$(11.0)
Mortgage loans	—	(0.4)	(0.3)
Derivative financial instruments - closed	(8.2)	(10.3)	(9.0)
Other investments	3.1	0.6	(1.2)
Federal and state taxes	1.4	3.5	5.8

	(3.9)	(9.4)	(15.7)
Derivative financial instruments mark-to-market	—	—	68.5

Net realized capital (losses) gains before deferral to IMR	(3.9)	(9.4)	52.8

Net losses deferred to IMR	6.9	9.4	13.7
Less taxes on net deferred losses	(2.4)	(3.3)	(4.8)

Net after tax losses deferred to IMR	4.5	6.1	8.9

Total net realized capital gains (losses)	$0.6	$(3.3)	$61.7

5.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, options, forward commitments and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to five years.

The Company utilizes certain other agreements including forward commitments to reduce exposures to various risks. Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBAs”) forward contracts to engage in the investment risk and return of mortgage-backed securities. TBAs provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for its TBAs as derivatives.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2004 and 2003, the Company held collateral of $9.4 million and $17.9 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $36.2 million and $38.8 million at December 31, 2004 and 2003, respectively. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values, which equals fair value, and notional amounts of the Company’s derivative financial instruments:

	December 31, 2004
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$36.6	$1,282.3	$2.3	$146.0
Currency swaps	(0.5)	3.0	5.0	14.0
Options	10.0	1,410.0	—	—
Forward commitments	(0.8)	64.9	—	40.0

Total	$45.3	$2,760.2	$7.3	$200.0

	December 31, 2003
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$50.1	$752.3	$—	$—
Currency swaps	—	3.0	3.1	14.1
Options	4.0	468.0	—	—
Forward commitments	1.4	145.0	—	—
Financial futures - short positions	—	65.5	—	—

Total	$55.5	$1,433.8	$3.1	$14.1

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial and other indices.

6.	Fair value of financial instruments

These fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2004		2003
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$3,434.8	$3,528.8	$2,124.3	$2,214.0
Common stocks - unaffiliated	34.2	34.2	22.0	22.0
Preferred stocks	10.8	11.4	6.4	6.9
Mortgage loans	855.2	871.3	579.8	600.3
Policy loans	125.1	125.1	124.9	124.9
Derivative financial instruments	45.3	45.3	55.5	55.5
Cash, cash equivalents and short-term investments	392.5	392.5	868.9	868.9

Financial liabilities:
Derivative financial instruments	7.3	7.3	3.1	3.1
Investment-type insurance contracts	3,321.8	3,443.9	2,249.7	2,331.2

As of December 31, 2004, external vendors and broker quotations were the pricing sources for 72% of bond securities and internal models were the pricing sources for 28% of bond securities.

7.	Related party transactions

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $112.7 million, $121.1 million and $161.8 million in 2004, 2003 and 2002, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company participates in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced Company variable annuity contract. The Company received premium income of $118.3 million, $116.5 million and $256.2 million in 2004, 2003 and 2002, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate MassMutual for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had recorded commissions payable of less than $0.1 million and $1.1 million as of December 31, 2004 and 2003, respectively and paid commissions of $4.7 million, $9.4 million and $5.2 million for the years ended December 31, 2004, 2003 and 2002, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s retention limit per individual insured is $15.0 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. Premium income of $20.2 million, $22.2 million and $23.2 million was ceded to MassMutual in 2004, 2003 and 2002, respectively. Fees and other income included $6.3 million, $6.8 million and $7.5 million of expense allowances from MassMutual in 2004, 2003 and 2002, respectively. In addition, a modified coinsurance adjustment of $28.1 million, $24.4 million and $26.8 million was ceded to MassMutual in 2004, 2003 and 2002, respectively. Policyholders’ benefits of $34.8 million, $41.9 million and $37.4 million were ceded to MassMutual in 2004, 2003 and 2002, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.28% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $50.5 million in 2004, $53.6 million in 2003, and $66.0 million in 2002 and it was not exceeded in any of the years. Premium income of $1.1 million, $1.2 million and $1.2 million was ceded to MassMutual under this stop-loss agreement in 2004, 2003 and 2002.

The Company has coinsurance agreements with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment for future benefits on the ceded policies. Effective November 1, 2004, the Company terminated its coinsurance agreements with MassMutual for new business related to two universal life products. These products are being replaced and are only being offered by the Company in a few states. Premium income of $138.3 million, $208.1 million and $119.0 million was ceded to MassMutual in 2004, 2003 and 2002, respectively. Fees and other income included $78.4 million, $94.8 million and $90.1 million of expense allowances from MassMutual in 2004, 2003 and 2002, respectively. In addition, experience refunds of $10.3 million, $9.4 million and $2.8 million were paid to the Company from MassMutual in 2004, 2003 and 2002, respectively. Policyholders’ benefits of $51.2 million, $12.9 million and $1.3 million were ceded to MassMutual in 2004, 2003 and 2002, respectively.

8.	Reinsurance

The Company cedes insurance to other insurers in order to limit its insurance risk. Most of the amounts reinsured are on a yearly renewable term basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2004, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of December 31, 2004, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $175.6 million.

Premium ceded to unaffiliated insurers were $56.5 million, $52.4 million and $52.8 million and reinsurance recoveries were $54.2 million, $58.4 million and $44.8 million for the years ended December 31, 2004, 2003 and 2002, respectively. Reserves ceded to unaffiliated insurers were $206.3 million and $175.3 million as of December 31, 2004 and 2003, respectively. Amounts recoverable from unaffiliated reinsurers were $16.6 million and $14.3 million as of December 31, 2004 and 2003, respectively. At December 31, 2004, one reinsurer accounted for 35% of the outstanding reinsurance recoverable and the next largest reinsurer had 22% of the balance.

9.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Individual annuities	$3,297.5	4.8%-9.0%	$2,251.6	4.8%-8.8%
Individual universal and variable life	1,304.4	2.5%-4.5%	1,192.9	4.0%-4.5%
Group life	64.1	2.5%-4.0%	67.9	2.5%-4.0%
Individual life	35.0	2.5%-4.5%	28.7	2.5%-4.5%

Total	$4,701.0		$3,541.1

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Deposit fund balances

Supplementary contracts of $23.0 million and $31.1 million as of December 31, 2004 and 2003, respectively, were included in deposit fund balances. Interest rates credited on supplementary contracts was 3.0% at December 31, 2004 and 2003.

10.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of shareholder’s equity. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as tax credits, results in effective tax rates that differ from the federal statutory tax rate.

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and shareholder’s equity are as follows:

	December 31,
	2004	2003
	(In Millions)
Total deferred tax assets	$165.6	$124.9
Total deferred tax liabilities	(21.0)	(27.3)

Net deferred tax asset	144.6	97.6
Deferred tax assets non-admitted	(127.4)	(85.2)

Net admitted deferred tax asset	$17.2	$12.4

Increase in non-admitted asset	$(42.2)	$(14.6)

The provision for incurred taxes (benefit) on earnings are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Federal income tax expense	$45.4	$37.1	$12.5
Federal income tax benefit on net capital losses	(1.4)	(3.5)	(5.8)

Federal income tax expense	$44.0	$33.6	$6.7

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2004	2003
	(In Millions)
Deferred tax assets:
Policy acquisition costs	$72.4	$64.5
Reserve items	59.1	48.4
Investment items	21.3	7.3
Unrealized investment losses	2.7	2.1
Non-admitted assets	2.0	2.0
Other	8.1	0.6

Total deferred tax assets	165.6	124.9
Non-admitted deferred tax assets	(127.4)	(85.2)

Admitted deferred tax assets	38.2	39.7

Deferred tax liabilities:
Unrealized investment gains	15.8	19.6
Deferred and uncollected premium	2.4	4.4
Reserve items	2.3	2.7
Other	0.5	0.6

Total deferred tax liabilities	21.0	27.3

Net admitted deferred tax assets	$17.2	$12.4

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Change in deferred tax assets	$40.7	$10.2
Change in deferred tax liabilities	6.3	6.7

Increase in net deferred tax asset	47.0	16.9
Tax effect of unrealized losses	(4.3)	(7.1)

Increase in net deferred income tax	$42.7	$9.8

As of December 31, 2004, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for federal and foreign income tax expense (benefit) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Provision computed at statutory rate	$22.5	$34.2	$(0.6)
Investment items	(18.7)	(9.5)	(0.2)
Non-admitted assets	—	0.1	(2.1)
Change in reserve valuation basis	—	—	(12.2)
Other	(2.5)	(1.0)	(0.2)

Total	$1.3	$23.8	$(15.3)

Federal income tax expense	$44.0	$33.6	$6.7
Change in net deferred income tax	(42.7)	(9.8)	(22.0)

Total statutory income tax expense (benefit)	$1.3	$23.8	$(15.3)

During the years ended December 31, 2004 and 2003, the Company paid federal income taxes in the amount of $27.2 million and $51.6 million, respectively. During the year ended December 31, 2002, federal income tax refunds were $15.7 million. As of December 31, 2004, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $29.7 million in 2004 and $17.4 million in 2003.

The American Jobs Creation Act of 2004, enacted October 22, 2004, provides various tax relief provisions primarily to benefit manufacturers and small businesses. In addition, the tax rules applying to U.S. multinational businesses generally were liberalized. These changes are not expected to materially impact the Company’s financial position or results of operations.

The Company plans to file its 2004 federal income tax return on a consolidated basis with its parent, MassMutual, and certain MassMutual affiliates. MassMutual and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The United States Internal Revenue Service has completed its examination of the Company’s income tax returns through 1997 and is currently examining 1998 through 2001. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position.

11.	Shareholder’s equity

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States of America in which the Company is licensed to do business. Substantially all of the statutory

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. The Company is required to obtain prior approval for dividend payments in 2005.

During 2002, Bay State became a wholly-owned stock life insurance subsidiary of the Company through the contribution of all of Bay State’s outstanding shares of common stock from MassMutual to the Company. This transaction was in the form of a related party capital contribution of $191.5 million.

12.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2004 and 2003 or for the three years ended December 31, 2004.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

with legal counsel, that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2004, the Company entered into a settlement agreement and received preliminary court approval resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of $43.3 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses.

d.	Regulatory inquiries

The Company is, from time to time, also involved in various governmental and administrative proceedings or regulatory investigations and inquiries. Along with others in our industry, the Company has been contacted by regulatory agencies for information relating to business practices. The Company is cooperating with these regulatory agencies and is responding to those information requests. The Company cannot predict with certainty the likely outcome of the inquiries or how its business may be affected by the inquiries or the regulatory investigations.

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2004, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $32.4 million, $99.1 million, and $33.1 million, respectively. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

13.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2004 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal - With fair value adjustment	$87.6	1%
At book value less current surrender charge of 5% or more	450.2	7
At fair value	3,249.1	50

Subtotal	3,786.9	58
Subject to discretionary withdrawal - At book value without fair value adjustment	2,779.8	42
Not subject to discretionary withdrawal	2.9	—

Total	$6,569.6	100%

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2004:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,297.5
Deposit fund balances	23.0

Subtotal	3,320.5
Separate Account Annual Statement:
Annuities	3,249.1

Total	$6,569.6

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Separate accounts

Information regarding the separate accounts of the Company as of and for the period ended December 31, 2004 is as follows:

Non-Guaranteed
(In Millions)
Net premium, considerations or deposits	$267.2

Reserves:
For accounts with assets at:
Fair value	$3,640.9
Non-policy liabilities	72.5

Total	$3,713.4

By withdrawal characteristics:
Subject to withdrawal:
At book value without fair value adjustment and current surrender charge of 5% or more	$369.1
At fair value	3,250.0
At book value without fair value adjustment and with current surrender charge less than 5%	21.8

Subtotal	3,640.9
Non-policy liabilities	72.5

Total	$3,713.4

For the year ended December 31, 2004, net transfers from separate accounts of $105.3 million were included in the Statutory Statements of Income. The summaries of operations of the Company’s NAIC Separate Account Annual Statements reported net transfers of $105.0 million, which excludes $0.3 million of reconciling adjustments.

14.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 and 2002 Statutory Statements of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to (1) the exchange of bonds for bonds of $132.3 million, $2.5 million and $48.0 million for the years ended December 31, 2004; 2003 and 2002, respectively; (2) the conversion of bonds to stocks of $3.6 million, $0.3 million and $2.4 million for the years ended December 31, 2004, 2003 and 2002, respectively; and (3) the cost of affiliated common stock acquired during the year ended December 31, 2002 of $191.5 million, of which $149.2 million is included in the Statutory Statements of Cash Flows.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Subsidiary and affiliated companies

The relationship of the Company, its subsidiary and affiliated companies as of December 31, 2004 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

CM Property Management, Inc.

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.2%

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

PART C

Other Information

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements:

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2004

Statement of Operations and Changes in Net Assets for the years ended December 31, 2004 and 2003

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2004 and 2003

Statutory Statements of Income for the Years ended December 31, 2004, 2003, and 2002

Statutory Statements of Changes in Shareholders’ Equity for the years ended December 31, 2004, 2003, and 2002

Statutory Statements of Cash Flows for the years ended December 31, 2004, 2003, and 2002

Notes to Statutory Financial Statements

        (b)  Exhibits:

(1)		Copy of Resolution of the Board of Directors of C.M. Life Insurance Company establishing the Separate Account.(6)

(2)		Not Applicable.

(3)	(a)	Form of Distribution Agreement between the Registrant and MML Distributors LLC.(3)

	(b)	Copy of Underwriting and Servicing Agreement between MML Investors Services, Inc. and C.M. Life Insurance Company.(2)

(4)	(a)	Form of Individual Contract and Certificates for the Panorama Plus Annuity.(6)

(5)		Form of Application for the Panorama Plus Annuity Individual Contract.(6)

(6)	(a)	Copy of the Articles of Incorporation of C.M. Life Insurance Company.(4)

	(b)	Copy of the by-laws of C.M. Life Insurance Company.(4)

(7)		Not Applicable.

(8)	(a)	Form of Participation Agreement with Oppenheimer Variable Account Funds.(5)

	(b)	Form of Participation Agreement with Panorama Series Funds, Inc.(5)

	(c)	Form of Participation Agreement with T. Rowe Price Equity Series, Inc.(7)

	(d)	Form of Participation Agreement with Fidelity Variable Insurance Products Fund II.(7)

	(e)	Form of Participation Agreement with American Century Variable Portfolio.(8)

(9)		Opinion of and Consent of Counsel.(1)

(10)	(i)	(a) Consent of Independent Registered Public Accounting Firm, KPMG LLP(1)

(b) Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP(1)

	(ii)	Powers of Attorney for:

Robert J. O’Connell(9)

Howard Gunton(1)

Efrem Marder(9)

Isadore Jermyn(9)

Norman A. Smith(1)

(11)		Not Applicable.

(12)		Not Applicable.

(13)		Form of Schedule of Computation of Performance.(7)

(14)		Not Applicable.

(99)		Report of Independent Registered Public Accounting Firm, Deloitte & Touche LLP(1)

(1)	Filed herewith.
(2)	Incorporated by reference to Exhibit 1(b) to the registration statement on Form S-1 for C.M. Life Insurance Company (File No. 333-2347) as filed with the Securities and Exchange Commission on April 8, 1996.
(3)	Incorporated by reference to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for the Panorama Plus Separate Account (File No. 33-45122) as filed with the Securities and Exchange Commission on April 23, 1997.
(4)	Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072.
(5)	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
(6)	Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement No. 33-45122 filed and effective May 1, 1998.
(7)	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on October 20, 1998.
(8)	Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement No. 333-41667, filed on May 26, 1998.
(9)	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-49457 filed on February 24, 2004.

Item 25.    Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Director (since 1998) Senior Vice President and Actuary (since 1996) Massachusetts Mutual Life Insurance Company Senior Vice President and Actuary (since 1999 and 1995–1998)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Director (since 1999)

Chairman, President and Chief Executive Officer
(since 2000)

Massachusetts Mutual Life Insurance Company

Chairman (since 2000)

President and Chief Executive Officer
(since 1999)

Howard Gunton, Director, Executive Vice President and Chief Financial Officer 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Director, Executive Vice President and Chief Financial Officer (since 2002)

Massachusetts Mutual Life Insurance Company

Executive Vice President & CFO (since 2001)

Senior Vice President & CFO (1999–2001)

PRINCIPAL OFFICERS (other than those who are also Directors):
Name, Position, Business Address	Principal Occupation(s) During Past Five Years
James E. Miller, Executive Vice President 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Executive Vice President — Life Operations (since 1999)

Executive Vice President — Life Operations (since 1999)

Massachusetts Mutual Life Insurance Company

Executive Vice President
(since 1997 and 1987–1996)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Stuart H. Reese, Executive Vice President —Investments 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Executive Vice President — Investments
(since 1999)

Babson Capital Management LLC

President and Chief Executive Officer
(since 1999)

Massachusetts Mutual Life Insurance Company

Executive Vice President and Chief Investment Officer (since 1999)

Matthew Winter, Executive Vice President 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Executive Vice President (since 2001) Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998–2001)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	C.M. Life Insurance Company Vice President (since 1999) and Treasurer (since 1997) Massachusetts Mutual Life Insurance Company Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President, Co-General Counsel and Secretary 1295 State Street Springfield, MA 01111

C.M. Life Insurance Company

Senior Vice President (since 1999), Co-General Counsel (since 2004) and Secretary
(since 1988)

Massachusetts Mutual Life Insurance Company

Senior Vice President, Co-General and Secretary (since 2004)

Senior Vice President, Secretary and Deputy General Counsel (1999-2004)

Item 26.    Persons Controlled By or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of C.M. Life.

C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL – MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	CM Assurance Company (July 2, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B.	CM Benefit Insurance Company (April 18, 1986), a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

D.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

E.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a broker dealer and investment adviser.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer and insurance broker.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%)

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding LLC – 80.2%)

a.	Antares Asset Management, Inc., a Delaware corporation, provides investment advisory/investment management services to private investment funds.

4.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC – 50%; MML Realty Management Corporation – 50%).

5.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Charter Oak Capital Management, Inc. (March 15, 1996), a Delaware corporation which formerly operated as a manager of institutional investment portfolios.

b.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

c.	Babson Capital Management Inc., a California corporation which holds a real estate license.

d.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest – 58%).

e.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% – of DP.)

f.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

g.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

h.	S.I. International Assets, formerly known as Babson-Stewart Ivory International, is a Massachusetts general partnership that operates as a registered investment adviser. Babson Capital Management LLC holds a 50% ownership interest in the firm.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

6.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC – 96.8%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.)	Oppenheimer Partnership Holdings, Inc. (Nov. 28, 1989), a Delaware corporation which operates as a holding company.

4.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

5.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

6.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

7.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

8.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds (Asia) Limited, a Hong Kong mutual fund marketing company. (5% by OFI)

9.)	OppenheimerFunds International, Ltd. (July 9, 1997) is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Funds plc.

b.	Tremont Capital Management, Inc. (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

a.)	Tremont Life Holdings Limited (Dec. 12, 2001), a corporation organized under the laws of Bermuda. (less than 10% is owned by Tremont (Bermuda), Ltd.)

b.)	FITX Group Limited (owned 24.72% by Tremont (Bermuda) Ltd.)

2.)	Tremont Partners, Inc., (1984) a registered investment adviser.

3.)	Tremont Capital Management Limited

4.)	Tremont Futures, Inc. (July 14, 1998), a commodity pool operator and commodity trading adviser.

5.)	Tremont Securities, Inc., a registered broker dealer.

6.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.)

7.)	Credit Suisse First Boston Tremont Index LLC (less than 25% owned by Tremont Capital Management, Inc.)

8.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

7.	CM Property Management, Inc. (Dec. 23, 1976), a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc. (Dec. 5, 1997), a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc. – 50%)

11.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

c.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation – 50%; Cornerstone Real Estate Advisers LLC – 50%).

12.	MassMutual International, Inc. (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International, Inc. and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 12% of MassMutual Life Insurance Company in Japan.

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Elroy Chan – 50% (in trust for MassMutual Asia Ltd.))

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc. – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%)

1.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A. – 33.5%)

2.)	Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A. – 33.5%)

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc. – 99.9%; MassMutual Holding LLC – .01%)

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. – 38%)

a.) Fuh Hwa Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MM Mercuries Life Insurance Company – 31%; MassMutual International Holding MSC, Inc. – 18.4%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. – 88.7%; MM Real Estate Co., Ltd. – 1.3%; Protective Capital (International) Ltd. – 9.9%)

1.)	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company – 4.8%; MassMutual International, Inc. – 95.2%)

2.)	MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MM Real Estate Co., Ltd. – 90%; MassMutual Life Insurance Company – 10%.)

13.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

14.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

15.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MMLA UK Limited, MMLA UK Limited, a limited liability company organized under the laws of England and Wales.

b.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

c.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

16.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

a.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

1.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

2.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

3.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

4.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

5.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

6.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK

7.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

a.)	Baring Asset Management A.G. (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

b.)	Baring Asset Management France S.A. (July 24, 1997), a company incorporated under the laws of France that acts as an investment manager/adviser.

c.)	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

d.)	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

i.	Baring Mutual Fund Management S.A. (June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

ii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

bb.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

cc.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

dd.	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

ee.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

ff.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

17.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

a.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

b.	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

F.	MassMutual Mortgage Finance, LLC (May 11, 1998), a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

H.	MassMutual Owners Association, Inc. (Feb. 14, 2002), a Massachusetts company which is authorized to conduct sales and marketing operations.

I.	MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment advisor.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A.	MassMutual Premier Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

B.	MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C.	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

MassMutual serves as investment adviser to the trust. Registered to do business in Alabama and Colorado.

D.	MassMutual Select Funds, a Massachusetts business trust which operates as an open-end investment company. MassMutual serves as investment adviser to the trust.

E.	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

MassMutual serves as investment adviser to the trust.

F.	Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

G.	MML Series Investment Fund II, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

Item 27.    Number of Contract Owners

As of January 31, 2005, there were 8,478 Contract Owners in the Separate Account.

Item 28.    Idemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 193, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Thomas A. Monti	President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co. MassMutual Holding Co.	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Robert S. Rosenthal	Vice President Chief Legal Officer Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Matthew E. Winter	Executive Vice President	1295 State Street Springfield, MA 01111

William F. Monroe, Jr.	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Peter G. Lahaie	Treasurer Chief Financial Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Sally Fortier Murphy	Secretary	1295 State Street Springfield, MA 01111-0001

Marilyn A. Sponzo	Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Item 30.    Location of Accounts and Records

The records to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by C.M. Life at 140 Garden Street, Hartford, Connecticut 06154 and by MMLISI at 1414 Main Street, Springfield, MA 01144-1013.

Item 31.    Management Services

None.

Item 32.    Undertakings

(a)  Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Purchase Payments under the Contract may be accepted (except in accordance with SEC staff no-action correspondence).

(b)  Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract application that an applicant can check to request a Statement of Additional Information.

(c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request of C.M. Life at the address or phone number listed in the Prospectus.

(d)  Section 403(B) Representations

C.M. Life represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraph numbered (1) through (4) of the letter will be complied with.

(e)  Statement Pursuant To Rule 6c-7: Texas Optional Retirement Program

C.M. Life and the Separate Account rely of 17 C.F.R.§ 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

(f)  C.M. Life Insurance Company hereby represents that the fees and charges deducted under the group and individual flexible premium deferred annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Panorama Plus Separate Account, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 15 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 15 to Registration Statement No. 33-45122 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2005.

PANORAMA PLUS SEPARATE ACCOUNT

C.M. LIFE INSURANCE COMPANY

    (DEPOSITOR)

/s/    ROBERT J. O’CONNELL*

By:

Robert J. O’Connell

Chairman, Director, President and Chief Executive Officer

C.M. Life Insurance Company

/S/    JAMES M. RODOLAKIS

*James M. Rodolakis

On April 25, 2005, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 15 to Registration Statement No. 33-45122 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ ROBERT J. O’CONNELL*	Director, Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 25, 2005
Robert J. O’Connell

/S/ HOWARD GUNTON*	Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 25, 2005
Howard Gunton

/s/ NORMAN A. SMITH*	Vice President and Controller (Principal Accounting Officer)	April 25, 2005
Norman A. Smith

/S/ ISADORE JERMYN*	Director	April 25, 2005
Isadore Jermyn

/S/ JAMES M. RODOLAKIS
*James M. Rodolakis	on April 25, 2005, as Attorney-in-Fact pursuant to powers of attorney.

REPRESENTATION BY REGISTRANT’S COUNSEL

As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 15 to Registration Statement No. 33-45122, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JAMES M. RODOLAKIS

James M. Rodolakis

Second Vice President and Associate General Counsel

for MassMutual

EXHIBIT INDEX

(9)	Opinion of and Consent of Counsel
(10)(i)	(a) Consent of Independent Registered Public Accounting Firm, KPMG LLP
(b) Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP
(10)(ii)	Powers of Attorney
(99)	Report of Independent Registered Public Accounting Firm, Deloitte & Touche LLP